UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Under Rule 14a-12

O’REILLY AUTOMOTIVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

67 YEARS

1957 · 2024

O'Reilly AUTO PARTS®

NOTICE OF

2024

ANNUAL MEETING & PROXY STATEMENT

233 South Patterson Avenue, Springfield, Missouri 65802

DEAR SHAREHOLDERS:
GREG HENSLEE Executive Chairman of the Board

On behalf of the Board of Directors, and all of Team O’Reilly, we thank you for your continued support of O’Reilly Auto Parts.  We have a long history of proactive engagement with you, our shareholders.  We have diligently evaluated the valuable feedback we receive through these efforts to continually enhance our disclosures and practices on a host of issues ranging from human capital management, to environmental, social, and governance matters.  We believe you will find the robust enhancements and additional content added to this proxy statement meaningful and consistent with our focus on relevant and transparent disclosures.

Team O’Reilly takes great pride in annually delivering outstanding returns to our shareholders.  Our full-year 2023 comparable store sales increase of 7.9% is a testament to the hard work and dedication of our over 90,000 Team Members.  This sustainable, profitable growth was supplemented by $3.2 billion in share repurchases and resulted in a 15% increase in diluted earnings per share.  We look forward to the opportunity to continue our track record of generating strong returns for you in the coming year.

You are cordially invited to attend the 2024 Annual Meeting of Shareholders of O’Reilly Automotive, Inc. to be held in a virtual-only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2024 on Thursday, May 16, 2024, at 9:00 a.m. Central Time. You will find information regarding the meeting in the enclosed Notice of Annual Meeting of Shareholders, including proposals on which you will be asked to vote.  It is important that your shares be represented at the meeting.  Whether or not you plan to attend via the live audio webcast, please complete, sign, date, and return the enclosed proxy card in the envelope provided at your earliest convenience or vote via telephone or Internet using the instructions on the proxy card.

Sincerely,

March 29, 2024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME	PLACE	RECORD DATE
Thursday, May 16, 2024, 9:00 a.m. Central Time	The Annual Meeting will be held in a virtual-only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2024.	Close of business on March 7, 2024

ITEMS OF BUSINESS

PROPOSAL	BOARD RECOMMENDATION
1 Elect as Directors the ten nominees named in the attached proxy statement.	FOR
2 Conduct an advisory (non-binding) vote on executive compensation.	FOR
3 Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2024.	FOR
4 Consider and act upon a shareholder proposal, if properly presented at the Annual Meeting.	AGAINST
Transact such other germane business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 7, 2024, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.  A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available during usual business hours at the office of the Corporate Secretary, Julie Gray, at 455 South Patterson Avenue, Springfield, Missouri 65802, to be examined by any shareholder for any purpose reasonably related to the Annual Meeting for ten days prior to the date thereof.  The list will also be electronically available for examination throughout the course of the meeting.

A copy of the Company’s Annual Shareholders’ Report for fiscal year 2023 accompanies this notice.

By Order of the Board of Directors,

Julie Gray

Secretary

Springfield, Missouri

March 29, 2024

YOUR VOTE IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.

Even if you own only a few shares, and whether or not you expect to virtually attend the meeting, we request you mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope provided or vote your shares by telephone or Internet as directed on the enclosed proxy card.  Telephone and Internet voting for shareholders of record will be available 24 hours a day and will close on Wednesday, May 15, 2024, at 11:59 p.m. Eastern Time.

i | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

O’REILLY AUTOMOTIVE, INC.

233 South Patterson Avenue

Springfield, Missouri 65802

PROXY SUMMARY

The enclosed proxy is solicited by the Board of Directors (the “Board”) of O’Reilly Automotive, Inc. (the “Company” or “O’Reilly”), for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held in a virtual only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2024 on Thursday, May 16, 2024, at 9:00 a.m., Central Time, and at any adjournments thereof.

Whether or not you expect to virtually attend the meeting, please return your executed proxy card in the enclosed postage-paid envelope or vote via telephone or Internet, using the instructions discussed below and on the proxy card, and the shares represented thereby will be voted in accordance with your instructions.  References to the Company’s website and the contents thereof do not constitute incorporation by reference of the information contained on the Company’s website, and such information is not part of this proxy statement. The proxy statement and the accompanying proxy card is expected to first begin mailing to shareholders on or about March 29, 2024.

MEETING INFORMATION

DATE AND TIME	PLACE	RECORD DATE
Thursday, May 16, 2024, 9:00 a.m. Central Time	The Annual Meeting will be held in a virtual-only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2024.	Close of business on March 7, 2024

VOTING

INTERNET	TELEPHONE	MAIL	AT THE MEETING
Vote on the Internet by visiting www.proxyvote.com.	Using any touch-tone telephone, you may vote your shares by dialing toll-free: 1-800-690-6903.	Mark, sign, and date your proxy card and return it in the postage paid envelope provided.	Vote at the Annual Meeting using the 16-digit control number included on your proxy card, voting instruction form or Important Notice Regarding the Availability of Proxy Materials.

ITEMS OF BUSINESS

PROPOSAL	BOARD RECOMMENDATION	PAGE
1 Elect as Directors the ten nominees named in the attached proxy statement.	FOR	5
2 Conduct an advisory (non-binding) vote on executive compensation.	FOR	14
3 Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2024.	FOR	15
4 Consider and act upon a shareholder proposal, if properly presented.	AGAINST	17

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 1

PROXY SUMMARY

KEY 2023 PERFORMANCE METRICS

7.9%⏶	15%⏶	$3.03B
Increase in Full-Year Comparable Store Sales	Increase in Full-Year Diluted Earnings per Share	Full-Year Cash Flow from Operations

HIGHLIGHTS

FINANCIAL & OPERATIONAL HIGHLIGHTS, FULL-YEAR 2023

•

31st consecutive year of positive comparable store sales increases.

•

Operating profit dollars of $3.19B.

•

$38.47 diluted earnings per share.

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Reinvested $1.01B into the business through capital expenditures.

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Returned excess capital of $3.15B through share repurchase program.

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5-year total shareholder return of 276%.

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186 net, new store growth across the U.S., Puerto Rico, and Mexico.

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Total store count increased to 6,157 stores in 48 U.S. states, Puerto Rico, and Mexico.

•

Entered Canadian market with agreement to acquire Groupe Del Vasto, completed in January 2024.

For more information, see:  O’Reilly’s 2023 Form 10-K, available on the Company’s website at www.OReillyAuto.com.

THE O'REILLY CULTURE

•

Our Company is built on the foundation of the O'Reilly Culture.

•

Our Culture is what sets us apart from our competitors and drives our success.

•

Live Green is to live the O’Reilly Culture, to subscribe to the O’Reilly Culture Values and instill these principles in other Team Members every day.

•

Meetings at O’Reilly begin with a Culture statement, to remind us of our commitment to our customers and our Team Members.

•

O’Reilly Team Member Culture Values & Supporting Behaviors:

COMMITMENT O’Reilly is committed to our customers and our team members	EXPENSE CONTROL Focus on controlling expenses at all times.	RESPECT Treat others as you would like to be treated.	DEDICATION Focus your efforts on doing your best for the Company.

HARD WORK Work harder and smarter than our competition.	SAFETY/ WELLNESS Practice safe choices and healthy habits at work and at home.	ENTHUSIASM Let your passion and determination help you and O’Reilly succeed.	HONESTY Be honest in your dealings with O’Reilly, fellow team members, and our customers.

TEAMWORK Build and be part of a positive team.	EXCELLENT CUSTOMER SERVICE Make it your priority to deliver extraordinary, above and beyond service.	PROFESSIONALISM Take pride in your responsibilities and abilities as a professional parts person.	WIN-WIN ATTITUDE Work with a positive attitude to help everyone succeed.

2 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROXY SUMMARY

HUMAN CAPITAL MANAGEMENT

•

Over 90,100 Team Members.

•

Our philosophy is to “promote from within,” and we aggressively prioritize personal career development.

•

Augment “promote from within” by pursuing strategic hires with specific technical proficiency or subject matter expertise.

•

Diversity of backgrounds and experiences represented on the Board.

•

Seek feedback through the Voice of the Team Member engagement survey.

•

Launched Team Member Network Groups in 2023, with additional growth targeted for 2024.

For more information, see:  O’Reilly’s 2023 Form 10-K or 2022 Environmental, Social, and Governance Report, both are available on the Company’s website at www.OReillyAuto.com.

EXECUTIVE COMPENSATION

•

Executive compensation is focused on variable, performance-based incentives.

•

Compensation plans are balanced between short-term and long-term objectives to not encourage excessive risk-taking.

•

Equity-based compensation and Stock Ownership Policies further align management incentives to shareholder value.

•

Shareholder support for Say-On-Pay Vote over 90% last year.

•

Clawback policy requiring disgorgement of erroneously awarded compensation.

For more information, see: the “Compensation of Executive Officers” section of this proxy statement.

CORPORATE GOVERNANCE PRACTICES

•

Board Leadership consists of Chairman and Lead Independent Director.

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Chief executive officer and chairman are separate positions.

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Committees made up entirely of Independent Directors.

•

Directors required to meet stock ownership requirements.

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Clawback policy requiring disgorgement of erroneously awarded compensation.

•

Policy to preclude pledging or hedging practices.

•

Election method for all Board members by majority vote.

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One class of outstanding shares with each share entitled to one vote.

•

No poison pill.

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Majority vote required to amend bylaws or charter.

•

Bylaws support shareholder proxy access.

For more information, see:  the “Compensation Governance” and “Compensation Program Details” sections of this proxy statement.

SHAREHOLDER ENGAGEMENT

•

We value shareholders’ perspectives and feedback and pursue year-round engagement through Board access and executive and senior management, investor relations, and corporate governance team outreach efforts.

•

Based on ongoing engagement with our shareholders, we enhanced our ESG report, by adding disclosure regarding our environmental footprint, initial greenhouse gas (GHG) reduction goals, EEO-1 TABLE, and SASB Framework alignment.

•

Host on-site biennial event, where invited investors engage with executive management and meet a cross-section of our Teams.

For more information, see:  O’Reilly’s 2022 Environmental, Social, and Governance Report, available on the Company’s website at www.OReillyAuto.com.

The contents of any websites, reports, or other materials are not, and will not be deemed to be, a part of this proxy statement, or incorporated by reference into this proxy statement or any of our other filing with the Securities and Exchange Commission.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 3

PROXY SUMMARY

DIRECTOR NOMINEES

				COMMITTEE MEMBERSHIP
NAME OF DIRECTOR NOMINEE	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	HUMAN CAPITAL AND COMPENSATION	CORPORATE GOVERNANCE/ NOMINATING
GREG HENSLEE Affiliated Director and Executive Chairman of the Board	63	2017
DAVID O’REILLY Affiliated Director and Executive Vice Chairman of the Board	74	1972
LARRY O’REILLY Affiliated Director and Vice Chairman of the Board	77	1969
GREGORY D. JOHNSON Affiliated Director Nominee	58	-
THOMAS T. HENDRICKSON Lead Independent Director Independent Director of the Board	69	2010		C
JOHN R. MURPHY Independent Director of the Board	73	2003			C
DANA M. PERLMAN Independent Director of the Board	43	2017				C
MARIA A. SASTRE Independent Director of the Board	68	2020	
ANDREA M. WEISS Independent Director of the Board	69	2019	
FRED WHITFIELD Independent Director of the Board	65	2021	

  Member     C Chair

KNOWLEDGE & SKILLS

LEADERSHIP

▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐
Public Board Experience	Leadership	Strategic Planning
OPERATIONAL

▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐
Retail Industry	Automotive Aftermarket Industry	Financial Expertise

▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐
Human Capital Management	International	Omnichannel

▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐
Technology	Supply Chain	Real Estate
GOVERNANCE

▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐▐
Risk Management	Regulatory	Business Ethics & Responsibility

4 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ELECTED NOMINEES.

Information about the Director Nominees

The Company’s Bylaws and Amended and Restated Articles of Incorporation provide for the annual election of Directors.  The Board has nominated Greg Henslee, David O’Reilly, Larry O’Reilly, Gregory D. Johnson, Thomas T. Hendrickson, John R. Murphy, Dana M. Perlman, Maria A. Sastre, Andrea M. Weiss, and Fred Whitfield as Directors for a one-year term expiring at the Company’s 2025 Annual Meeting of Shareholders.

Current Board member, Jay D. Burchfield, has not been nominated for re-election, as Mr. Burchfield is expected to retire from the Board at the end of the 2023 director term, consistent with the Board’s mandatory retirement age policy.

The following identifies

I.	His or her present positions and offices with the Company, if applicable.
II.	His or her age.
III.	The year in which he or she was first elected or appointed a Director (each serving continuously since first elected or appointed, unless otherwise stated).
IV.	The business experience and principal occupation for at least the last five years of each of the nominees.
V.	The qualifications and skills, which the Director possesses, that qualify him or her for service on the Company’s Board.
VI.	His or her directorships for at least the last five years in any company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940 (as specifically noted), as applicable.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 5

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 63 DIRECTOR SINCE: 2017 CURRENT TERM: Expires in 2024 COMMITTEES: None	GREG HENSLEE Affiliated Director and Executive Chairman of the Board

EXPERIENCE

Mr. Henslee has served as a member of the Board since November 2017 and Executive Chairman of the Board since May 2021.  Mr. Henslee served as Executive Vice Chairman of the Board from May 2018 until May 2021.  Mr. Henslee served O’Reilly as Chief Executive Officer from February 2005 until May 2018; President from December 2012 to February 2017; Co-President from 1999 to 2012; Senior Vice President of Information Systems, Inventory Control, Customer Service, Computer Operations, Pricing and Loss Prevention from 1998 to 1999; Vice President of Store Operations from 1995 to 1998; and Director of Computer Operations and Loss Prevention from 1993 to 1995.

QUALIFICATIONS AND SKILLS

Mr. Henslee is being re-nominated as a Director because, among his other qualifications, he possesses over 40 years of experience in the automotive aftermarket industry, including holding leadership positions on various automotive aftermarket organizations and associations, and over 35 years in the Company’s operations, strategic planning, and leadership development.

AGE: 74 DIRECTOR SINCE: 1972 CURRENT TERM: Expires in 2024 COMMITTEES: None	DAVID O’REILLY Affiliated Director and Executive Vice Chairman of the Board

EXPERIENCE

Mr. O’Reilly has served as Executive Vice Chairman of the Board since May 2021.  Mr. O’Reilly served as Executive Chairman of the Board from February 2005 until May 2021.  Mr. O’Reilly served as Co-Chairman of the Board from August 1999 to February 2005; Chief Executive Officer from March 1993 to February 2005; President of the Company from March 1993 to August 1999; and Vice President of the Company from 1975 to March 1993.

QUALIFICATIONS AND SKILLS

Mr. O’Reilly is being re-nominated as a Director because, among his other qualifications, he possesses over 50 years of experience in the automotive aftermarket, including holding leadership positions on various automotive aftermarket organizations and associations, and experience and expertise in the Company’s operations and strategic business development.

6 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 77 DIRECTOR SINCE: 1969 CURRENT TERM: Expires in 2024 COMMITTEES: None	LARRY O’REILLY Affiliated Director and Vice Chairman of the Board

EXPERIENCE

Mr. O’Reilly has served as Vice Chairman of the Board since February of 2005.  Mr. O’Reilly served as Co-Chairman of the Board from August 1999 to February 2005; Chief Operating Officer from March 1993 to February 2003; President from March 1993 to August 1999; and Vice President from 1975 to March 1993.  Mr. O’Reilly retired from active Company management in February of 2003.  Mr. O’Reilly served as Chairman and Director of Mercy Hospital Springfield from 2000 to 2022; Board Member of the Missouri Sports Hall of Fame from 2003 to 2022; and Trustee of the Lance Armstrong Endowment Board from December 2005 to 2022.

QUALIFICATIONS AND SKILLS

Mr. O’Reilly is being re-nominated as a Director because, among his other qualifications, he possesses over 50 years of experience in the automotive aftermarket industry and experience and expertise in the Company’s operations and strategic business development.

AGE: 58 DIRECTOR NOMINEE * COMMITTEES: None	GREGORY D. JOHNSON Affiliated Director Nominee

EXPERIENCE

Mr. Johnson served O’Reilly as Chief Executive Officer from May 2018 until January 2024, when he retired from active Company management; President from February 2022 to January 2023; Co-President from February 2017 to February 2022; Executive Vice President of Supply Chain from December 2014 to January 2017; Senior Vice President of Distribution Operations from September 2007 to December 2014; Vice President of Distribution from January 2005 to August 2007; and Director of Distribution from January 2003 to December 2004.

QUALIFICATIONS AND SKILLS

Mr. Johnson is being nominated as a Director because, among his other qualifications, he possesses over 40 years of experience in the automotive aftermarket industry, including holding leadership positions on various automotive aftermarket organizations and associations, and over 20 years of experience and expertise in the Company’s operations, strategic planning, and leadership development.

*  Mr. Johnson was recommended by the Executive Chairman of the Board.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 7

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 69 DIRECTOR SINCE: 2010 CURRENT TERM: Expires in 2024 INDEPENDENT LEAD DIRECTOR SINCE: January 2024 COMMITTEES: ● Audit Committee (Chair) ● Corporate Governance/Nominating Committee	THOMAS T. HENDRICKSON Independent Director of the Board

EXPERIENCE

Mr. Hendrickson has served as a Director and Audit Committee Chairperson for Snap One Holdings Corp. since May 2022; Director and Audit Committee Chairperson for Ollie’s Bargain Outlet Holdings, Inc. since 2015; Chief Administrative Officer, Chief Financial Officer and Treasurer for The Sports Authority, Inc., the parent of retailer “Sports Authority,” from 2003 until his retirement in February of 2014; Executive Vice President and Chief Financial Officer, and Treasurer of Gart Sports Company, from 1998 until its merger with Sports Authority in 2003; and Vice President of Finance, Senior Vice President, and Executive Vice President and Chief Financial Officer of Sportmart, Inc., from 1993 to 1997.  Mr. Hendrickson is a Certified Public Accountant and has over 32 years of retail business experience.

QUALIFICATIONS AND SKILLS

Mr. Hendrickson is being re-nominated as a Director because, among his other qualifications, he possesses experience and expertise in the retail industry and the areas of risk assessment, accounting, and finance.

CURRENT PUBLIC DIRECTORSHIPS

●
Snap One Holdings Corp. (SNPO), since 2022
●
Ollie’s Bargain Outlet Holdings, Inc. (OLLI), since 2015

8 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 73 DIRECTOR SINCE: 2003 CURRENT TERM: Expires in 2024 COMMITTEES: ● Audit Committee ● Human Capital and Compensation Committee (Chair)	JOHN R. MURPHY Independent Director of the Board

EXPERIENCE

Mr. Murphy joined the board of Cadrenal Therapeutics, Inc. in January of 2023, as a Director and Audit Committee Chairman and member of the Compensation Committee.  Mr. Murphy served as a Director, Audit Committee Chairman, and Member of the Nominating and Governance Committee of Apria, Inc. from 2019 until April of 2022, when the company was sold.  Mr. Murphy served as a Director and the Audit Committee Chairman of Summit Materials, Inc. (“Summit”) from 2012 until January of 2024.  He also has served as a member of the Governance and Nominating Committee until 2022.  In 2013, Mr. Murphy served as Summit’s Interim Chief Financial Officer.  In addition, Mr. Murphy served as a Director and the Audit Committee Chairman of Alight Solutions from 2019 until 2021.  In 2012, Mr. Murphy was named a Director and Audit Committee Chairman of DJO Global, Inc.; he served in that capacity until 2019.  In 2011, Mr. Murphy served as a Director, Audit Committee and Special Committee member of Graham Packaging, Inc. until September of that year when the company was sold.  Mr. Murphy served as Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation (“Smurfit-Stone”) from 2009 to 2010, where he led the financial restructuring of Smurfit-Stone during its Chapter 11 reorganization.  Mr. Murphy was President and Chief Executive Officer of Accuride Corporation, Inc. (“Accuride”) and a member of its board of directors until October 2008.  Mr. Murphy served as Accuride’s President and Chief Operating Officer from January 2007 to October 2007; he served as President and Chief Financial Officer from February 2006 to December 2006 and as Executive Vice President and Chief Financial Officer from March 1998 to January 2006.  Mr. Murphy is a Certified Public Accountant and holds a Masters of Business Administration.

QUALIFICATIONS AND SKILLS

Mr. Murphy is being re-nominated as a Director because, among his other qualifications, he possesses experience and expertise in the automotive aftermarket industry and the areas of accounting, finance, restructuring, mergers, and acquisitions.

CURRENT PUBLIC DIRECTORSHIPS

●
Cadrenal Therapeutics, Inc. (CVKD), since 2023

PRIOR PUBLIC BOARD SERVICE

●
Summit Materials, Inc. (SUM), 2012 to 2024
●
Apria, Inc. (APR), 2019 to 2022
●
Alight Solutions (ALIT), 2019 to 2021
●
Graham Packaging Company Inc. (GRM), 2011

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 9

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 43 DIRECTOR SINCE: 2017 CURRENT TERM: Expires in 2024 COMMITTEES: ● Audit Committee ● Corporate Governance/Nominating Committee (Chair)	DANA M. PERLMAN Independent Director of the Board

EXPERIENCE

Ms. Perlman serves as Chief Growth and Operations Officer of G-III Apparel Group Ltd. Since January of 2024, where she is responsible for their strategy, finance, communications, information technology, and other operating functions. Ms. Perlman served as Chief Strategy Officer and Treasurer of PVH Corp. (“PVH”) from 2021 to 2022, where she was a key partner to the Chief Executive Officer and a member of Executive Leadership, responsible for leading PVH’s global strategy, transformation and business development, including defining, activating and managing PVH’s strategic vision and priorities to deliver key targets, spearheading mergers and acquisitions, integrations, strategic partnerships and value-enhancing projects across PVH.  Ms. Perlman was also responsible for PVH’s treasury, communications, and investor relations functions.  Prior to her role as Chief Strategy Officer and Treasurer of PVH, Ms. Perlman served as Senior Vice President, Treasurer, Business Development and Investor Relations of PVH since 2011.  Prior to joining PVH, Ms. Perlman served as Director of Retail Investment Banking at Barclays Capital.  Prior to her role at Barclays Capital, Ms. Perlman held positions with Lehman Brothers and Credit Suisse First Boston.  Ms. Perlman has a Bachelor of Business Administration from the University of Michigan Ross School of Business.  Ms. Perlman previously sat on the Board of Sigma Lithium Corporation and was the Chair of the Finance Committee and served as a member of the Audit Committee and ESG Committee.

QUALIFICATIONS AND SKILLS

Ms. Perlman is being re-nominated as a Director because, among her other qualifications, she possesses over 20 years of experience and expertise in the global retail industry and the areas of strategy, finance, operations, investment banking, business development, acquisitions, risk management, corporate and employer branding, investor communications, and environmental, sustainability and governance communication.

PRIOR PUBLIC BOARD SERVICE

●
Sigma Lithium Corporation (SGML), 2022 to 2023

10 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 68 DIRECTOR SINCE: 2020 CURRENT TERM: Expires in 2024 COMMITTEES: ● Audit Committee ● Corporate Governance/Nominating Committee	MARIA A. SASTRE Independent Director of the Board

EXPERIENCE

Ms. Sastre served as President and Chief Operating Officer of Signature Flight Support Corporation (“Signature”), the world’s largest network of fixed-based operations and support services for business, government and private aviation, from 2013 until her retirement in 2018.  Ms. Sastre joined Signature in 2010 as its Chief Operating Officer.  Prior to joining Signature, Ms. Sastre was President and Chief Executive Officer of Take Stock in Children, Inc. from 2009 to 2010, a senior executive with Royal Caribbean Cruises LTD from 2000 to 2008, where she held the positions of Vice President, International, Asia, Latin America & Caribbean and Vice President of Hotel Operations, and, prior to 2000, she held numerous domestic and international executive and leadership positions with United Airlines, Inc., Continental Airlines, Inc. and Eastern Airlines, Inc.  Ms. Sastre currently serves on several private and non-profit boards, including Guidewell Mutual Holding Corporation (Florida Blue) since 2016, where she serves as Chair of the Talent & Compensation Committee, and Miramar Services Corporation since 2019.  Ms. Sastre serves as the Chair of the Nomination & Governance Committee of General Mills, Inc. and also previously served on the Board of Publix Supermarkets and as Chair of the Finance Committee of Darden Restaurants, Inc.

QUALIFICATIONS AND SKILLS

Ms. Sastre is being re-nominated as a Director because, among her other qualifications, she possesses experience and expertise in the areas of global operations, marketing, retail, mergers and acquisitions, government/public policy, and e-commerce.

CURRENT PUBLIC DIRECTORSHIPS

●
General Mills, Inc. (GIS), since 2018

PRIOR PUBLIC BOARD SERVICE

●
Darden Restaurants, Inc. (DRI), 1998 to 2014
●
Laidlaw International, Inc. (LI), 2003 to 2007

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 11

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 69 DIRECTOR SINCE: 2019 CURRENT TERM: Expires in 2024 COMMITTEES: ● Audit Committee ● Human Capital and Compensation Committee	ANDREA M. WEISS Independent Director of the Board

EXPERIENCE

Ms. Weiss is the founder of and serves as President and Chief Executive Officer of Retail Consulting, Inc. since 2002.  Ms. Weiss is also the founder of The O Alliance, LLC, a global consulting practice focused on retail, e-commerce and consumer companies.  Prior to founding Retail Consulting, Inc., Ms. Weiss was President of dELiA*s, Inc., President of Guess?, Inc., Executive Vice President, Chief Stores Officer of L Brands, Inc., Senior Vice President of Ann Inc., and Director of Merchandising of The Walt Disney Company.  Ms. Weiss is also a board member for Cracker Barrel Old Country Store, Inc. since 2003, RPT Realty since 2018 and Bed Bath & Beyond Inc. since 2019.  Ms. Weiss currently serves on several private advisory boards.  Ms. Weiss served on the board of directors of GSI Commerce from 2006 to 2011, Chico’s FAS, Inc. from 2009 to 2018, The Pepboys - Manny, Moe & Jack from 2013 to 2016 and Nutrisystem, Inc. from 2013 to 2019.  Ms. Weiss holds a Masters of Administrative Science from The Johns Hopkins University and a Bachelor of Fine Arts from Virginia Commonwealth University.  Ms. Weiss also completed post-graduate studies at Harvard Business School and The Kellogg School at Northwestern University.

QUALIFICATIONS AND SKILLS

Ms. Weiss is being re-nominated as a Director because, among her other qualifications, she possesses over 35 years of experience and expertise in the retail industry and the areas of marketing, consumer branding, proprietary brand development, consumer behavior, and global retail and e-commerce operations.

CURRENT PUBLIC DIRECTORSHIPS

●
Premier Investments, Ltd. (PMV on ASX), since 2023

PRIOR PUBLIC BOARD SERVICE

●
RPT Realty (RPT), 2018 to 2024
●
Cracker Barrel Old Country Store, Inc. (CBRL), 2003 to 2023
●
Bed Bath & Beyond Inc. (BBBY), 2019 to 2023
●
Nutrisystem, Inc. (NTRI), 2013 to 2019
●
Chico’s FAS, Inc. (CHS), 2009 to 2018
●
The Pep Boys - Manny, Moe & Jack (PBY), 2013 to 2016
●
GSI Commerce (GSIT), 2006 to 2011

12 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 65 DIRECTOR SINCE: 2021 CURRENT TERM: Expires in 2024 COMMITTEES: ● Audit Committee ● Corporate Governance/Nominating Committee	FRED WHITFIELD Independent Director of the Board

EXPERIENCE

Mr. Whitfield served as President, Vice Chairman, Alternate Governor and Minority Owner of Hornets Sports & Entertainment (“HSE”) from 2018 through 2023.  Mr. Whitfield joined HSE in 2006 as its President, Chief Operating Officer and Alternate Governor, and during his tenure with HSE, he has overseen all areas of business operations and strategy for the Charlotte Hornets and Spectrum Center, including sales, marketing, public relations, legal, finance and human resources.  Along with having served as an Alternate Governor on the National Basketball Association Board of Governors, Mr. Whitfield served as a member of the National Basketball Association Global Diversity and Inclusion Council.  Prior to joining HSE, Mr. Whitfield was Director of Business/Legal Affairs of Jordan Brand (a division of NIKE, Inc.); Director of Player Personnel and Assistant Legal Counsel of the Washington Wizards; numerous positions with NIKE, Inc., the last being Director of Player Development, Basketball Sports Marketing; and Senior Partner of Whitfield & Blackmon, Attorneys at Law, LLP.  Additionally, Mr. Whitfield is the founder of HoopTee Charities, Inc., which supports a number of non-profit organizations and initiatives.  Mr. Whitfield holds a Juris Doctorate from North Carolina Central University, as well as a Bachelor of Business Administration in economics and a Masters of Business Administration in marketing, both from Campbell University.

QUALIFICATIONS AND SKILLS

Mr. Whitfield is being re-nominated as a Director because, among his other qualifications, he possesses experience and expertise in the areas of law and legal compliance, brand management and strategies, business development, and diversity and inclusion.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 13

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE OFFICER COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

Pursuant to Section 14A of the Exchange Act, the Company is required to provide shareholders with an opportunity to vote, on an advisory (non-binding) basis, to approve the compensation of its NEOs.  This proposal is commonly referred to as a “Say-on-Pay” proposal.  As required by these rules, the Company is asking you to vote FOR the adoption of the following resolution:

“Resolved, that the compensation paid to the Company’s NEOs, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In considering their vote, shareholders should review the Company’s compensation of its NEOs in the “Compensation Discussion and Analysis” (“CD&A”) section herein and Human Capital and Compensation Committee report included in these proxy materials.  As described in the CD&A, the Company’s executive officer compensation programs are designed around the following elements:

●	Recruiting and retaining qualified Team Members.
●	The career development and progression of the Company’s Team Members.
●	Observed industry practices.

The main objective of the Company’s compensation philosophy is to provide its executive officers and management with a total compensation package that is competitive and equitable and that encourages and rewards performance based in part upon the Company’s performance in terms of increases in share value.  The Company believes that aligning the interests of its executives and management with those of its shareholders further promotes the success of not only the Company, but also its Team Members.  The Company’s executive compensation policies are focused upon both short-term and long-term incentives and goals.  The Company believes that such policies do not create incentives for inappropriate individual or collective risk taking.  The Company also believes that the current programs do not create any incentives with respect to individual or collective behavior that are likely to have a material adverse effect upon either its risk profile or overall approach to risk management.

As this vote is advisory in nature, this proposal does not bind the Company to any specific course of action.  However, the Human Capital and Compensation Committee, which is responsible for designing and implementing its executive compensation packages, values the opinions expressed by the Company’s shareholders in this vote and will consider the outcome of the vote when making decisions on future executive compensation packages.

Although this vote is advisory in nature and does not impose any action on the Company or the Human Capital and Compensation Committee of the Board, the Company strongly encourages all shareholders to vote on this matter.

14 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2024.

The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, and oversight of the Company’s independent registered public accounting firm retained to audit the Company’s financial statements.  As part of this responsibility, the Audit Committee considers the firm’s independence, qualifications, performance, and whether the independent registered public accounting firm should be rotated, as well as the impact of such a rotation.  The Audit Committee is also involved in the selection and approval of the Lead Audit Partner who, in compliance with Sarbanes-Oxley requirements, rotates every five years.  The last Lead Audit Partner rotation occurred in 2020.  Pursuant to these requirements, the Company will have a new Lead Audit Partner in 2025.

At the Annual Meeting of Shareholders held on May 18, 2023, the Company’s shareholders ratified the selection of Ernst & Young (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2023.

It is the Audit Committee’s policy that the Company’s independent auditors be engaged to provide primarily audit and audit-related services.  However, pursuant to the policy, in certain circumstances and using stringent standards in its evaluation, the Audit Committee may authorize the Company’s independent auditors to provide tax or other non-audit related services when it determines that the Company’s independent auditors will be the most efficient and effective service provider.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax, and other services performed by the independent auditor.  The policy provides for preapproval by the Audit Committee of specifically defined audit and non-audit services.  Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.  The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Committee at its next scheduled meeting.  Each year prior to engaging the Company’s independent auditor, the Company submits to the Audit Committee for approval a list of services expected to be provided during that fiscal year within each of the three categories of services described below, as well as related estimated fees, which are generally based on time and materials.

All services provided by the Company’s independent auditor during 2023 were preapproved in accordance with this policy.

The Audit Committee, after review and discussion with the Company’s independent auditor of the preceding information, determined that the provision of these services was compatible with maintaining the Company’s independent auditor’s independence.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 15

PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Fees Paid to Independent Registered Public Accounting Firm

The following table summarizes the fees billed by E&Y for audit and other professional services during the years ended December 31, 2023 and 2022:

	For the Year Ended
	December 31,
	2023	2022
Audit fees (a)	$2,327,795	$2,212,734
Audit-related fees (b)	37,500	33,990
Tax fees (c)	682,639	387,061
Total Fees	$3,047,934	$2,633,785
(a)

Consists of fees and expenses billed for the audit of the Company’s consolidated financial statements, the audit of the effectiveness of internal control over financial reporting and the review of the Company’s quarterly reports on Form 10-Q for such year and reviews in connection with documents filed with the SEC.

(b)	Consists of fees and expenses billed for the annual audit of the Company’s employee benefit plans and other audit-related services.
(c)	Consists of fees and expenses billed for tax advisory services, including compliance, planning, and advice.

The Audit Committee of the Board has selected Ernst & Young LLP (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2024, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting.  E&Y has audited the Company’s financial statements since 1992.  Representatives of E&Y are expected to attend the Annual Meeting.  They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

None of the Company’s Bylaws, other governing documents, Missouri or federal law, or The Nasdaq Global Select Market Listing Qualifications requires shareholder ratification of the selection of E&Y as the Company’s independent auditors.  However, the Audit Committee is submitting the selection of E&Y to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

16 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 4 – SHAREHOLDER PROPOSAL ENTITLED “INDEPENDENT BOARD CHAIRMAN”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL ENTITLED “INDEPENDENT BOARD CHAIRMAN.”

The Company has been advised that Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who has indicated he is a beneficial owner of no fewer than 10 shares of the Company’s common stock, intends to submit the following proposal at the Annual Meeting:

“Proposal 4 – Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an accelerated basis.

It is a best practice to adopt this policy soon.  However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.

The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.  The job of the CEO is to manage the company.  The job of the Chairman is to oversee the CEO.

This proposal is important to O’Reilly Automotive because O’Reilly Automotive does not have an independent Board Chairman.  And the Board of Directors can give the 2 most important jobs at O’Reilly Automotive, Chairman and CEO, to one person on short notice for an extended period of time.

Plus there is no provision for an enhanced role for a Lead Director when one person holds the 2 most important jobs at O’Reilly Automotive.

This proposal topic won nearly 45%-support at the 2023 O’Reilly Automotive annual meeting.  More than 45%-support is impressive because it takes a lot more conviction for a shareholder to vote for this proposal based on the merits than to simply follow the party line from the O’Reilly Automotive Board of Directors.  The 45% support is up from 36% support for this proposal topic at the 2016 O’Reilly Automotive annual meeting.

Please vote yes:

Independent Board Chairman – Proposal 4”

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 17

PROPOSAL 4 – SHAREHOLDER PROPOSAL ENTITLED “INDEPENDENT BOARD CHAIRMAN”

The Company’s Statement in Opposition to Proposal 4:

The Board recommends a vote AGAINST proposal 4.  Despite the fact that the Company has had a separate Chairman and Chief Executive Officer for nearly two decades, and an Independent Lead Director since 2008, shareholders are being asked to vote on the proposal.  This is the fourth time the proponent has presented a proposal on this subject at our annual meeting and our shareholders have rejected the proposal each time.  The Board continues to believe that the actions requested by the proponent are not in the best interests of the Company and its shareholders and urges shareholders to again reject the proposal.

The roles of the Chairman and Chief Executive Officer are currently separate and have been for nearly two decades.

The Company already has a separate Chairman and Chief Executive Officer, and those positions have been filled by separate individuals for the last 19 years.  The Board has carefully considered and approved its current leadership structure and firmly believes that such structure is appropriate and in the best interests of the Company and its shareholders.  In particular, the Board believes that its current leadership structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business strategies and objectives and supervising day-to-day business operations and allows our Chairman to lead the Board in its oversight and advisory roles.  The Board also believes that the current separation of the Chairman and Chief Executive Officer roles provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

The Board has had an Independent Lead Director since 2008.

The position of Independent Lead Director has been an important part of the Board’s governance structure since 2008.  The Board continually evaluates its leadership structure and, consistent with this ongoing review, made the decision to transition this important Board role and appointed Thomas Hendrickson as Independent Lead Director in early 2024.  Under our Corporate Governance Principles, which require the Board to designate an independent director to serve as the Independent Lead Director, our Independent Lead Director carries a clear mandate with significant authority and clearly defined responsibilities.  As described in our Corporate Governance Principles, the responsibilities of the Independent Lead Director include, but are not limited to:

●	Presiding at Board meetings in the absence of the Chairman of the Board;
●	Ensuring Board leadership in the absence or incapacitation of the Chairman of the Board;
●	Chairing executive sessions, developing the agenda for executive sessions and communicating the results of the executive sessions with the Company’s management, as appropriate;
●	Collaborating with the Human Capital and Compensation Committee on a succession plan for the Company’s Chief Executive Officer;
●	Consulting with the Chairman of the Board on schedules and agendas of Board meetings;
●	Advising the Chairman of the Board on the conduct of Board meetings;
●	Serving as a liaison among other directors, with O’Reilly’s management, between Board committees and the Board;
●	Together with the Chairman of the Board, collaborating with the Company’s management to determine the information and materials provided to the directors to support their decision-making responsibilities;
●	Being entitled to request materials from and receive notice of, and attend, all meetings of Board committees;
●	Being available to advise committee chairs in fulfilling their designated roles and responsibilities to the Board;
●	Collaborating with the Board to guide the Company’s management on strategic issues and long-term planning;
●	Working with the Corporate Governance/Nominating Committee Chair to analyze the annual Board self-assessment results;
●	Collaborating with the Chairman of the Board and Corporate Governance/Nominating Committee on Board succession planning;
●	Acting as the focal point for issues such as corporate governance and suggestions from independent directors;

18 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

PROPOSAL 4 – SHAREHOLDER PROPOSAL ENTITLED “INDEPENDENT BOARD CHAIRMAN”

●	Monitoring and coordinating with the Company’s management on corporate governance issues and developments;
●	Being available for direct communication and consultation with shareholders, upon request through Board approved procedures; and
●	Performing such other duties as the Board or Chairman of the Board may delegate, from time to time.

Accordingly, our Independent Lead Director carries a clear mandate and has significant authority and responsibilities.  We believe that the Independent Lead Director provides strong, independent leadership and aids the Board in meeting its fiduciary obligations to the Company and its shareholders.

A flexible leadership structure is the most effective for the Company and our shareholders.

The Company does not have a formal policy requiring that the positions of Chairman and Chief Executive Officer be separated or requiring that the position of Chairman be filled only by an independent director.  Instead, the Board believes that the Company and its shareholders are best served when leadership choices are made by the Board on a case-by-case basis – rather than dictated by a predetermined policy.  This approach provides the Board with the necessary flexibility to determine whether the positions should be held by the same person or by separate persons based on the leadership needs of the Company at any particular time.  Although the Company has separated the roles of Chairman and Chief Executive Officer for 19 years, adopting a rigid requirement to split these positions would deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Chairman regardless of what the Board believes to be in the best interests of the Company and its shareholders.

In addition, the Board effectively oversees management and provides vigorous oversight of the Company’s business and affairs.  The Board and its standing committees, which consist entirely of independent directors, vigorously oversee the effectiveness of management policies and decisions, including the execution of key strategic initiatives.  Consequently, independent directors directly oversee such critical matters as the integrity of the Company’s financial statements, the compensation of executive management, the selection and evaluation of directors, and the development and implementation of corporate governance programs.  Moreover, as described above, our Corporate Governance Principles require the Board to designate an independent director to serve as the Independent Lead Director who is charged with acting as a liaison among other directors, with management and between Board committees and the Board.  The Independent Lead Director could also preside at Board meetings in the absence of the Chairman.  This position improves the functionality of the Board and its Committees and aids in the fiduciary obligations each director has to the Company and its shareholders.

The Company’s long track record of strong performance demonstrates that the Company’s existing corporate governance policies are effective.

The Board also believes that the proposal seeks to advance a solution to a problem that does not exist at the Company.  In particular, the proposal ignores the tremendous shareholder value created by the Company’s outstanding long-term performance and the Board and management’s exceptional leadership.  For example, the Company’s stock price grew from $344.33 at the end of 2018 to $950.08 at the end of 2023, representing a total shareholder return of approximately 275% over the most recent five-year period.  The strong performance of the Company’s stock underscores the fact that the proposal does not seek to address any performance-related deficiencies at the Company.

The Board further believes that the current leadership model, when combined with our independent board governance structure, provides strong and consistent leadership and independent and effective oversight of the Company’s business and affairs.  The proposal attempts to impose an inflexible policy that does not permit the Board, regardless of the circumstances, to exercise judgment about which arrangements would best serve the interests of our shareholders.  The Board does not believe that adoption of such policy is the right approach nor necessary for the Company or its shareholders.

Given the current separation of the Chairman and Chief Executive Officer roles and the existence of a strong Independent Lead Director role, coupled with the Company’s strong corporate governance policies and long track record of performance, the Board believes that adoption of the proposal is unnecessary and not in the best interest of the Company or its shareholders.  Further, our shareholders affirmed this view by rejecting a substantially similar proposal submitted by the same proponent at our 2023, 2020, and 2016 annual meetings of shareholders.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 19

PROPOSAL 4 – SHAREHOLDER PROPOSAL ENTITLED “INDEPENDENT BOARD CHAIRMAN”

Recommendation of the Board:

For the foregoing reasons, the Board of Directors recommends that you vote “AGAINST” proposal 4 to adopt an independent board chairman policy.  As with all proposals, if the proposal is not properly presented by the proponent at the Annual Meeting, it will not be voted upon.

20 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AUDIT COMMITTEE REPORT

The Audit Committee functions pursuant to a written charter, which may be viewed on the Company’s website at www.OReillyAuto.com.  In compliance with that charter and in connection with the December 31, 2023, financial statements, the Audit Committee:

I.	Reviewed and discussed with management the Company’s audited financial statements as of, and for the year ended, December 31, 2023.
II.	Discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
III.	Received from the independent auditors the written disclosures and the letter regarding the auditor’s independence required by the applicable requirements of the PCAOB and has discussed with the independent auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF O’REILLY AUTOMOTIVE, INC.

Thomas T. Hendrickson, Chair

Jay D. Burchfield

John R. Murphy

Dana M. Perlman

Maria A. Sastre

Andrea M. Weiss

Fred Whitfield

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 21

INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD STRUCTURE

Director Independence

Rules of the Nasdaq Stock Market (“Nasdaq”) require that a majority of the Board be “independent.” Under the Nasdaq rules, a director or director nominee is independent if he or she is not an officer or employee of the Company and does not have any relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board has reviewed the independence of its Directors and director nominee under the Nasdaq rules.  During this review, the Board considered transactions and relationships between each Director or any member of his or her family and the Company during 2023.  Please see discussions in “Affiliated Relationships” and “Certain Relationships and Related Transactions” sections for further descriptions, by specific category and type, of the transactions and relationships reviewed. Consistent with these considerations, the Board has determined that Messrs. Burchfield, Hendrickson, Murphy, and Whitfield, and Mss. Perlman, Sastre, and Weiss (“independent Directors”) are independent under the Nasdaq rules.  Mr. Burchfield, consistent with the Board’s mandatory retirement age policy, is not standing for re-election.

Affiliated Relationships

Greg Henslee, Director of the Board, served as the Company’s Chief Executive Officer from 2005 through 2018.  Greg Henslee also serves as Executive Chairman of the Board of the Company.  David O’Reilly and Larry O’Reilly, Directors of the Board, are siblings.  David O’Reilly also serves as Executive Vice Chairman of the Board of the Company.  Gregory D. Johnson, Director Nominee, served as the Company’s Chief Executive Officer from May 2018 until January 2024.

Leadership Structure

The Company’s leadership structure, within its Board, consists of a Chairman of the Board, two Vice Chairmen of the Board, an Independent Lead Director, an Audit Committee, a Corporate Governance/Nominating Committee, and a Human Capital and Compensation Committee.  All Committee members satisfy the independence requirements under the Nasdaq rules.  The Company’s Bylaws permit the positions of Chairman of the Board and Chief Executive Officer to be held by the same person; however, the Board believes these roles and their attendant responsibilities should be separate and fulfilled by two separate individuals.  The Company believes having separate roles allows its Board to effectively provide guidance to and oversight of its management.  As a result, Greg Henslee serves in the role of Chairman of the Board and Brad Beckham serves in the role of Chief Executive Officer; Gregory D. Johnson served in the role of Chief Executive Officer during 2023.

Independent Lead Director

From time to time, in the interest of sound corporate governance, the Board may appoint an Independent Lead Director.  The Board believes that the designation of an Independent Lead Director improves the functionality of the Board and its Committees and aids in the fiduciary obligations each Director has to the Company and its shareholders.  In January of 2024, the Corporate Governance/Nominating Committee nominated, and the Board approved, Thomas T. Hendrickson to serve as Independent Lead Director.  Mr. Hendrickson has served as Independent Lead Director since that time.  Jay D. Burchfield served as Independent Lead Director during 2023.

The responsibilities of the Independent Lead Director include, but are not limited to, the following:

●	Serves as a liaison among other Directors, with the Company’s management, between Board committees and the Board.
●	Presides at Board meetings in the absence of the Chairman of the Board, or at the request of the Chairman of the Board.
●	Ensures Board leadership in the absence or incapacitation of the Chairman of the Board.
●	Chairs executive sessions involving only the independent Directors, develops the agenda for executive sessions to ensure that independent Directors have adequate opportunities for these meetings to be held and adequate time to discuss issues and communicates with the Company’s management, as appropriate, the results of the executive sessions.

22 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

●	Consults with the Chairman of the Board as to the appropriate schedules and agendas of Board meetings to ensure there is sufficient time available for serious discussion of appropriate topics proposed by the independent Directors.
●	Advises the Chairman of the Board on the conduct of Board meetings to facilitate teamwork and communication among independent and non-independent Directors.
●	Together with the Chairman of the Board, collaborates with the Company’s management to determine the information and materials provided to the Directors, so that the independent Directors have adequate resources, especially by way of full, timely, and relevant information, to support their decision-making responsibilities.
●	Is entitled to request materials from and receive notice of, and attend, all meetings of Board committees.
●	Is available to advise committee chairs in fulfilling their designated roles and responsibilities to the Board.
●	Collaborates with the Board to guide the Company’s management on strategic issues and long-term planning.
●	Consults with the Chairman of the Board on such matters as are pertinent to the Board and the Company.
●	Works with the Corporate Governance/Nominating Committee Chair to analyze the annual Board self-assessment results.
●	Collaborates with the Chairman of the Board and Corporate Governance/Nominating Committee on Board succession planning.
●	Acts as the focal point on the Board concerning issues such as corporate governance and suggestions from independent Directors and monitors and coordinates with the Company’s management on corporate governance issues and developments.
●	Collaborates with the Human Capital and Compensation Committee to ensure a succession plan is in place for the Company’s Chief Executive Officer.
●	Is available for direct communication and consultation with shareholders, upon request through Board approved procedures.
●	Performs such other duties as the Board or Chairman of the Board may delegate, from time to time.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 23

INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

The Board has three standing committees, the Audit Committee, the Human Capital and Compensation Committee, and the Corporate Governance/Nominating Committee.  Each committee is governed by a written charter and is comprised solely of independent Directors in accordance with the Nasdaq Listing Qualifications.  Charters for each committee are available on the Company’s website at www.OReillyAuto.com and can be obtained free of charge by written request to the attention of the Secretary at the Company’s mailing address, 233 South Patterson Avenue, Springfield, Missouri 65802, or by telephone at (417) 874-7280.

Because Greg Henslee, David O’Reilly, and Larry O’Reilly do not qualify as independent Directors, they do not serve on any committees of the Board.

Board Committee Responsibilities Summary

In addition to long-term strategy and Company oversight, the table below summarizes Board Committee responsibilities:

RESPONSIBILITY	AUDIT COMMITTEE	HUMAN CAPITAL & COMPENSATION COMMITTEE	GOVERNANCE/ NOMINATING COMMITTEE	FULL BOARD
Enterprise Risk Management
Cybersecurity
Financial Reporting & Disclosures
External and Internal Audit Oversight
Related Party Transactions
Whistleblower Program
Insider Trading Policy Compliance
Compensation Policy and Practices
Executive Management Succession Planning
Human Capital Development
Board Succession Planning
Corporate Governance Oversight
ESG Strategies and Reporting
Board Committee Charters
Shareholder Engagement

24 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AUDIT COMMITTEE
MEETINGS IN 2023: Eight MEMBERS: Seven ● Thomas T. Hendrickson (Chair) ● Jay D. Burchfield ● John R. Murphy ● Dana M. Perlman ● Maria A. Sastre ● Andrea M. Weiss ● Fred Whitfield INDEPENDENT: All

PURPOSE AND FUNCTIONS:

●
Review reports of the Company’s financial results, audits, and internal controls and communicate the results of those evaluations to management.
●
Review the Company’s financial policies and procedures and direct changes as appropriate.
●
Direct and oversee the performance of the Company’s internal audit function.
●
Review of information security and cybersecurity risks.
●
Recommend the engagement of the Company’s independent auditors.
●
Confer with the independent auditors regarding the adequacy of the Company’s financial controls and fiscal policy in accordance with generally accepted auditing standards.
●
Oversee the development of the annual corporate risk assessment and review quarterly high-risk updates.
●
Review the independent auditor’s procedures for ensuring its independence with respect to the services performed for the Company.
●
Review the Company’s compliance program annually, including the whistleblower program’s quarterly update.
●
Review all related party transactions.

The Board has determined that each member of the Audit Committee is “independent” pursuant to the Nasdaq rules, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Exchange Act.  In addition, the Board has determined that Mr. Hendrickson, Chair of the Audit Committee, is qualified as an audit committee financial expert, as that term is defined in the rules of the SEC.  The Company’s Audit Committee Charter may be viewed on its website at www.OReillyAuto.com.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 25

INFORMATION CONCERNING THE BOARD OF DIRECTORS

7 ● (Chair) ● ● ● ● ● ● : All	● ● ● ● ● ● ● ● ● ● www.OReillyAuto.com.
HUMAN CAPITAL AND COMPENSATION COMMITTEE
MEETINGS IN 2023: Four MEMBERS: Three ● John R. Murphy (Chair) ● Jay D. Burchfield ● Andrea M. Weiss INDEPENDENT: All

PURPOSE AND FUNCTIONS:

●
Act on behalf of the Board with respect to the establishment and administration of the policies governing the annual compensation of the Company’s executive officers.
●
Define and articulate the Company’s overall executive compensation philosophy and to administer and approve all elements of compensation for the Company’s executive officers and senior management.
●
Review and approve the corporate goals and objectives relevant to the Chairman of the Board and CEO’s compensation.
●
Evaluate the Chairman of the Board and CEO’s performance based on those goals and objectives.
●
Work with, and receive recommendations from, the Company’s Human Resources Department regarding the Company’s executive officers’ total compensation.
●
Oversee the awards and related actions under the Company’s various equity plans.
●
Provide oversight and guidance on all human capital management development efforts, including succession planning, recruiting and retention, and diversity and inclusion.

The Company, and this committee, intensely focus on a comprehensive human capital and emerging talent development and leadership training strategy, including all aspects of diversity and inclusion.  Because the Company’s executive leadership is of critical importance to the Company’s success, the succession planning process is led by the Human Capital and Compensation Committee.  This committee reviews the Company’s succession planning practices and procedures and makes recommendations to the Board concerning succession developments, while ensuring the appropriate succession plans are in place for key executive positions.

The Committee has the authority to retain consultants and advisors, as it may deem appropriate in its discretion.  The Committee has, from time to time, historically utilized third party compensation survey data and/or outside independent consultant advisors in order to achieve its goal of attracting and retaining executive officers who contribute to the long-term success of the Company.  During 2023, the Company engaged Meridian Compensation Partners, LLC, an outside consultant advisor, for compensation advisory services.  The Company’s Human Capital and Compensation Committee Charter may be viewed on its website at www.OReillyAuto.com.

Human Capital and Compensation Committee Interlocks and Insider Participation

No member of the Human Capital and Compensation Committee is now, nor has ever been, an officer or an employee of the Company or any of its subsidiaries.  None of the Company’s executive officers served as a director or as a member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director of the Company or a member of the Human Capital and Compensation Committee during 2023.

26 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

● (Chair) ● ● : All
●
●
●
●
●
●
●

success, the succession planning process is led by the Human Capital and Compensation Committee.  This committee reviews the Company’s succession planning practices and procedures and makes recommendations to the Board concerning succession developments, while ensuring the appropriate succession plans are in place for key executive positions.

www.OReillyAuto.com.

CORPORATE GOVERNANCE/NOMINATING COMMITTEE
MEETINGS IN 2023: Four MEMBERS: Four ● Dana M. Perlman (Chair) ● Thomas T. Hendrickson ● Maria A. Sastre ● Fred Whitfield INDEPENDENT: All

PURPOSE AND FUNCTIONS:

●
Establish criteria for the selection of Directors, identify any additional skills sets or attributes necessary to fill gaps on the current Board, and to recommend to the Board the nominees for Director in connection with the Company’s Annual Meeting of the shareholders.
●
Consider changes in principal employment of Directors and new directorships by Directors to ensure there are no conflicts of interest or loss of skill set.
●
Take a leadership role in shaping the Company’s corporate governance policies and to issue and implement the Corporate Governance Principles of the Company.
●
Develop and coordinate annual evaluations of the Board, its committees, and its members.
●
Advise the Board regarding long-term Board succession.
●
Adhere to all legal standards required by the SEC and Nasdaq.
●
Review and assess the Company’s environmental, sustainability, social, and governance policies, goals, and programs and make recommendations to management based on their review and assessment.

The Company’s Corporate Governance Principles may be viewed along with the Corporate Governance/Nominating Committee Charter on its website at www.OReillyAuto.com.

Board Evaluation

The Corporate Governance/Nominating Committee conducts an annual Board evaluation process to determine the effectiveness of the Board and as a tool to aid in continuous improvement.  The Chair of the Corporate Governance/Nominating Committee, in partnership with the Company’s outside counsel, provides questionnaires to the Board, which are completed and returned directly to the Company’s outside counsel who compiles the responses and reports the results on an anonymous basis to the Corporate Governance/Nominating Committee Chair for evaluation and discussion with the Board’s Independent Lead Director and the Chairman of the Board.

QUESTIONNAIRE TOPICS

●
Board effectiveness and leadership structure.
●
Board member skills and performance.
●
Board composition, including diversity.
●
Board succession planning.
●
Board committee effectiveness.
●
Board interaction and communication with Company management.

In recent years, the Board’s self-evaluation process has contributed to improve Board diversity, changes in Board committee membership and committee Chairs, increased focus on Board succession planning and Board refreshment, and an increased focus and reporting on the Company’s environmental, sustainability, social, and governance policies and programs, including enhanced shareholder outreach.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 27

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Candidates

The Corporate Governance/Nominating Committee does not have a written policy on the consideration of Director Candidates recommended by shareholders.  It is the view of the Board that all candidates, whether recommended by a shareholder or the Corporate Governance/Nominating Committee, shall be evaluated based on the same established criteria for persons to be nominated for election to the Board and its committees.  The established criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole, at a minimum, include the below.

CRITERIA FOR DIRECTOR NOMINATION

●
A candidate’s qualification as “independent” under the federal securities laws and the rules and regulations of the SEC and Nasdaq applicable to the Board and each of its committees.
●
Depth, breadth, and diversity of experience within the Company’s industry and otherwise.
●
Commitments outside of the Board and the ability to devote adequate time to Board and committee matters.
●
Special areas of expertise.
●
Accounting and financial knowledge.
●
Willingness to apply sound and independent business judgment.
●
Leadership ability.
●
Experience in developing and assessing business strategies.
●
Corporate governance expertise.
●
Risk management skills.
●
For incumbent members of the Board, the past performance of the incumbent director.

The Corporate Governance/Nominating Committee is actively engaged with and regularly evaluates and considers director succession for the members of its Board, lead director, and committees and committee chairs to ensure a mix of knowledge, abilities, expertise, and tenure that promotes and supports the Company’s long-term success, while giving consideration to evolving skills, perspective, and experience needed on the Board to perform its corporate governance role.  In addition, when the Corporate Governance/Nominating Committee seeks a new candidate for directorship, it seeks qualifications from the individual that satisfy the established criteria for a person to be nominated and a candidate that will complement the attributes and perspective of the other members of the Board.

As the Company’s strategic priorities and the composition of the Board evolve, the priorities and emphasis of qualifications the Corporate Governance/Nominating Committee is seeking in a candidate change, adapting to the Company’s strategic priorities.  Individuals identified by the Corporate Governance/Nominating Committee as qualified to become directors are then recommended to the Board for nomination, and the Board determines the nominees for election after considering the recommendation and report of the Corporate Governance/Nomination Committee.

Finding qualified candidates interested in serving as director is of the highest level of importance to the Corporate Governance/Nominating Committee.  As such, the Corporate Governance/Nominating Committee may use any and all appropriate methods at its disposal for identifying candidates for election.  The Corporate Governance/Nominating Committee’s methods for identifying candidates for election to the Company’s Board include the solicitation of possible candidates from a number of sources, including engaging with outside search firms, from members of its Board, its executives, and other research.  The Board believes it is best qualified to evaluate candidates based on its knowledge of the Company’s business structure, and the Corporate Governance/Nominating Committee may retain one or more third-party search firms to identify suitable candidates.

28 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Corporate Governance/Nominating Committee’s ongoing efforts to ensure the appropriate breadth and depth of experience on the Board has resulted in the addition of four new independent directors in the past six years, as well as a rotation in the Independent Lead Director role twice over that same period.  The Corporate Governance/Nominating Committee remains intensely focused on Board director succession, including an emphasis on Independent Lead Director and board Committee chair succession and/or rotation.

Shareholder Nominations

A shareholder who desires to nominate one or more persons for election as director(s) shall deliver “timely notice” (as defined in Section 12, Article II of the Company’s Bylaws) in writing of the shareholder’s intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the Company’s mailing address, O’Reilly Automotive, Inc. Corporate Governance/Nomination Committee, attention to Julie Gray, at 233 South Patterson Avenue, Springfield, Missouri 65802.  In accordance with Section 13, Article II of the Bylaws, such notice shall set forth:

I.	The name and address of record of the shareholder who intends to make the nomination;
II.	The class and number of shares of the capital stock that are beneficially owned by the shareholder on the date of such notice;
III.	The name, age, business and residential addresses, and principal occupation or employment of each proposed nominee;
IV.	A description of all arrangements or understandings between the shareholder and each nominee, and other arrangements or understandings known to the shareholder, pursuant to which the nomination or nominations are to be made by the shareholder; any other information regarding each proposed nominee that would be required to be included in a proxy statement filed with the SEC; and
V.	The written consent of each proposed nominee being so named to serve as a Director of the Company.

The presiding officer of a meeting may, if the facts warrant, determine at the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should make that determination, he or she shall so declare at the Annual Meeting, and the defective nomination shall be disregarded.

Meeting Attendance

During 2023, four regularly scheduled meetings of the Board were held.  During the year, each current Director attended 100% of the total number of meetings of the Board during his or her term of service, with the exception of Mr. Larry O’Reilly who attended 75% of the total number of meetings of the Board.  During 2023, each independent Director attended 100% of the total number of meetings held by all committees of the Board for which he or she served, with the exception of Mr. Burchfield and Ms. Sastre who each attended 92% and Mr. Whitfield who attended 83% of the total number of meetings held by all committees of the Board for which he or she served.

Time is allotted at each Board meeting for an executive session involving only the independent Directors.  The Company’s independent Directors held four closed-session meetings during 2023, and each current independent Director attended all meetings during his or her term of service.

The Company encourages, but does not require, the members of its Board to attend the Annual Meeting.  Each director then serving on the Board attended the Company’s 2023 Annual Meeting.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 29

INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD ATTENDANCE RECORD
DIRECTORS MEETINGS	INDEPENDENT DIRECTOR MEETINGS	ANNUAL MEETING

30 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

RISK OVERSIGHT

It is management’s responsibility to assess and manage the Company’s exposure to various risks and bring the Company’s most material risks to the Board’s attention.  The Board has oversight responsibility for the processes established to report and monitor systems for material risks applicable to the Company.  In its oversight role, the Board annually reviews the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing the Company.

A quarterly risk overview is provided to the Board by the Company’s General Counsel and the Company’s Chief Information Officer, which details the Company’s current and potential risk exposure to litigation, self-insurance, information security, and cybersecurity.  In addition, quarterly operational updates and risk assessments are provided by Senior Vice Presidents of selected operational areas, including store operations, distribution operations, finance, and real estate.

The Board has delegated certain risk management oversight responsibility to the Board committees, as detailed below.  Each committee regularly reports to the full Board.

Audit Committee Risk Oversight

The Audit Committee provides risk management oversight for areas including economic, financial (such as accounting, credit, liquidity, and tax), legal, compliance, and regulatory risks.  As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies.

● ● ● ● ● ● ●
SPECIFIC RISK ASSESSMENT AREAS REVIEWED

●
The Company’s Annual Corporate Risk Assessment.
●
The Company’s Code of Conduct and Ethics program compliance.
●
Related party transactions.
●
Insider trading policy compliance.
●
The Company’s TIPS Hotline activity.
●
Appropriate interpretation and application of new accounting standards.
●
Internal auditor’s comprehensive audit plan.
●
External auditor’s independence and audit effectiveness.
●
Significant cybersecurity risks, including cybersecurity incidents, the impact on the Company of any significant cybersecurity incident, and any disclosure obligations arising from any such incident.

The Company’s Annual Corporate Risk Assessment uses the ISO 31000 framework, quarterly high-risk scenario updates, quarterly information security and cybersecurity risk updates, and a Management Status Report, which identifies the material strategic and operational Company business risks and the controls that respond to and mitigate those risks.

The Audit Committee reviews, with management, the Company’s financial performance and financing arrangements and meets with the Company’s internal and external auditors to review the Company’s compliance with all applicable financial reporting and Sarbanes-Oxley requirements.  The Audit Committee also reviews, with management, the status of the Company’s information security and cybersecurity programs and initiatives, business continuity planning, and PCI compliance.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 31

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Human Capital and Compensation Committee Risk Oversight

The Human Capital and Compensation Committee provides risk management oversight for areas including compensation, retention, human capital management, and diversity and inclusion risks.

SPECIFIC RISK ASSESSMENT AREAS REVIEWED
● Executive officer succession planning. ● Senior management development plans and approval of hiring. ● Promotions and total compensation for executives and senior management.

The Human Capital and Compensation Committee reviews total compensation for base salary, incentive compensation, benefits, and perquisites to ensure they are market competitive and consistent with the Company’s compensation philosophy and ensures that these compensation plans and arrangements do not create inappropriate risks.  In addition, the Human Capital and Compensation Committee assesses risks for non-executive human capital management, including diversity and inclusion and recruiting and retention.

Corporate Governance/Nominating Committee Risk Oversight

The Corporate Governance/Nominating Committee provides risk management oversight for areas including director succession planning and skills assessment, operations, business, long-term strategy, competitive, and reputation risks.

● ● ● ● ●
SPECIFIC RISK ASSESSMENT AREAS REVIEWED

●
The Company’s corporate governance guidelines and their implementation.
●
The Company’s Code of Conduct and Ethics program compliance.
●
The Board committee charters.
●
The Company’s Corporate Governance Principles.
●
Updates on shareholder activism.
●
Board member skills and succession.
●
The Company’s environmental, social, and governance policies and disclosures.

Under the oversight and direction of the Corporate Governance/Nominating Committee, the Company issues its annual Sustainability, Social, and Governance Report, which illustrates the Company’s approach to human capital management, workforce diversity and inclusion, labor practices, philanthropy, community support, environmental consciousness, and governance initiatives.  The Report is available on the Company’s website at www.OReillyAuto.com.

32 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Composition

The Board believes each individual director should possess certain personal characteristics, and that the Board as a whole should possess certain core competencies.  The Corporate Governance/Nominating Committee reviewed the core competencies that it believes should be represented on our Board and believes that the qualifications and skills set below reflect the appropriate mix of experiences that, taken together, provide the variety and depth of knowledge necessary for effective oversight, direction, and vision for the Company.

QUALIFICATION OR SKILL	WHY IT IS IMPORTANT
Public Board Experience

Experience serving on a board of directors of a public company provides a relevant understanding of the function and role of a board member to oversee and manage the growth of the Company, while pursuing appropriate interests of our shareholders and applicable stakeholders.

Leadership	Leadership experience of a "C-Suite" position, with a public company in particular, provides a relevant understanding of the perspective and practical knowledge of leading a business.
Strategic Planning

Business development, debt and capital market transactions, and acquisitions or mergers expertise provides an understanding beneficial in the oversight of our business operations, the growth of our business, and returning value to our shareholders.

Retail Industry	Expertise in the retail industry provides a relevant understanding of our business and strategy.
Automotive Aftermarket Industry	Expertise in the automotive aftermarket industry provides the most relevant understanding of our business and strategy.
Financial Expertise

The focused leadership experience that comes from a direct oversight role of finance, the financial reporting process, and internal controls provides the relevant understanding of the complex financial transactions and reporting requirements our business is involved in.

Human Capital Management	With our significant Team Member population, expertise in organization management, talent development, broad-based incentive planning, and executive compensation provide key insights.
International	Expertise from experience outside of the United States is important in understanding and reviewing our business and strategy.
Omnichannel

Expertise in managing a sales function, consumer marketing, or brand management provides a relevant understanding of expanding market share and assessing, developing, and implementing our customer engagement strategies through a combination of channels, digital, and our brick-and-mortar stores.

Technology

Knowledge of new and emerging technologies provides valuable perspectives, as we rely on technology to manage internal operations and customer and supplier data, protect such information, and grow our customers' digital experience.

Supply Chain

Expertise with managing supplier and customer relationships or in the planning and managing of sourcing, procurement, conversion, and logistics activities provides a relevant understanding on achieving efficient operations and building partnerships to support growth of an omnichannel commerce distribution model with multiple fulfillment points to serve customers.

Real Estate	Given our significant physical footprint, real estate expertise can provide insight on opportunities and managing our locations to profitable grow our business.
Risk Management	Expertise in risk assessment or management is beneficial for the Board's oversight role in understanding the risk exposure to our business.
Regulatory	Expertise overseeing complex regulatory matters provides a relevant understanding of the legal exposure to our business.
Business Ethics & Responsibility

As a public company, we and our shareholders expect effective accountability, transparency, and protection of shareholder interests, including corporate sustainability and social responsibility, expertise in these areas provides relevant oversight and beneficial guidance.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 33

INFORMATION CONCERNING THE BOARD OF DIRECTORS

The following table highlights specific information concerning the Director nominees and the key experience or expertise, qualifications, and skills they each bring to our Board.  A Director nominee may possess additional experience, qualifications, attributes or skills, even if not expressly indicated.

	GREG HENSLEE	DAVID O’REILLY	LARRY O’REILLY	GREGORY D. JOHNSON	THOMAS T. HENDRICKSON	JOHN R. MURPHY	DANA M. PERLMAN	MARIA A. SASTRE	ANDREA M. WEISS	FRED WHITFIELD	TOTAL
LEADERSHIP
Public Board Experience					⏹	⏹	⏹	⏹	⏹		5
Leadership	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	10
Strategic Planning	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	10
OPERATIONAL
Retail Industry	⏹	⏹	⏹	⏹	⏹		⏹	⏹	⏹		8
Automotive Aftermarket Industry	⏹	⏹	⏹	⏹							4
Financial Expertise					⏹	⏹	⏹				3
Human Capital Management	⏹	⏹		⏹		⏹		⏹		⏹	6
International						⏹	⏹	⏹	⏹		4
Omnichannel							⏹		⏹	⏹	3
Technology				⏹	⏹	⏹			⏹		4
Supply Chain	⏹	⏹	⏹	⏹	⏹					⏹	6
Real Estate	⏹	⏹	⏹		⏹		⏹	⏹	⏹		7
GOVERNANCE
Risk Management	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	10
Regulatory								⏹		⏹	2
Business Ethics & Responsibility			⏹		⏹	⏹	⏹	⏹	⏹	⏹	7

Board Demographic Background

DIRECTOR NOMINEES
INDEPENDENCE	GENDER DIVERSITY	DIVERSITY (RACE/ETHNICITY)

34 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Diversity

In selecting a Director nominee, the Corporate Governance/Nominating Committee focuses on a diverse skill set, viewpoints, experience, and background that would complement the existing Board.  While the Board does not have a formal policy on Board diversity as it relates to the selection of nominees for the Board, the Corporate Governance/Nominating Committee does consider diversity in knowledge, experience, employment, ethnicity, gender, and geography among other factors.  Decisions by the Board regarding nomination of Directors are made based on expected contributions to the Board in furtherance of the interests of shareholders.

Board Diversity Matrix as of December 31, 2023
TOTAL NUMBER OF DIRECTORS		10
	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
PART I: GENDER IDENTITY
Directors	3	7	—	—
PART II: DEMOGRAPHIC BACKGROUND
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or more races or ethnicities	—	—	—	—
LGBTQ+		—
Did not disclose demographic background		—

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 35

INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMPENSATION OF DIRECTORS

Independent Directors

Independent Directors are paid an annual retainer for service to the Board.  The Independent Lead Director is paid an additional annual fee for service on the Board.  Each Committee Chair is paid an additional annual fee for service as chair of each respective Committee.

To assist the Company in recruiting and retaining qualified Directors, the Company also awards each independent Director an annual restricted share award that vests in one installment after a one-year period.  Upon resignation from the Board for any reason other than retirement, death, or disability, all outstanding, unvested equity awards are immediately forfeited.  The Board makes an annual determination of the number of restricted shares to be awarded to each independent Director.

The following table summarizes the compensation paid to the independent Directors, including stock awards, for the year ended December 31, 2023:

INDEPENDENT DIRECTOR COMPENSATION
Annual Retainer	$114,000
Annual Independent Lead Director Fee	$35,000
Committee Chair Fees	$25,000	Audit Committee
	$21,500	Human Capital and Compensation Committee
	$17,000	Corporate Governance/Nominating Committee
Restricted Stock

In May of 2023, each independent Director was awarded a number of restricted shares valued at approximately $161,000.  These restricted shares vest in one installment after a one-year period.  In May of 2023, each independent Director received 169 restricted shares awarded at a price of $954.30 per share.

Non-Qualified Stock Options	No stock option awards were granted during 2023.

Independent Director retainers and fees in the aggregate amount of $889,500 were paid during 2023 and independent Director restricted stock awards with an aggregate fair value of $1,128,939 were granted in 2023.

Affiliated Directors

The Affiliated Director compensation plan provides for an annual cash retainer of $281,000 for service to the Board.  Affiliated Directors are not paid any other fee amounts and are not granted equity awards in their capacity as directors.  For 2023, Larry O’Reilly was included in this plan.

Greg Henslee and David O’Reilly do not receive any additional compensation for services they provide as Directors and are compensated solely for the services they provide as executive officers.

Director Ownership Guidelines

Please see the “Officer and Director Stock Ownership Guidelines” section of this proxy statement for details of the stock ownership requirements for directors.

36 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Compensation Paid to Directors

The following table summarizes the compensation paid to all Directors for the year ended December 31, 2023, other than Greg Henslee and David O’Reilly whose compensation is fully reflected in the “Summary Compensation Table” portion of this proxy statement:

DIRECTOR COMPENSATION
	Fees Earned or	Stock	All Other
	Paid in Cash	Awards (a)	Compensation	Total
Name	($)	($)	($)	($)
Larry O’Reilly	277,923	—	—	277,923
Jay D. Burchfield (b)	148,000	161,277	—	309,277
Thomas T. Hendrickson	138,000	161,277	—	299,277
John R. Murphy	134,500	161,277	—	295,777
Dana M. Perlman	130,000	161,277	—	291,277
Maria A. Sastre	113,000	161,277	—	274,277
Andrea M. Weiss	113,000	161,277	—	274,277
Fred Whitfield	113,000	161,277	—	274,277

(a)

Stock awards granted to Directors represent restricted shares, which vest in one installment after a one-year period.  The dollar value of stock awards represents the grant-date fair value of the awards based on the closing market price of the Company’s common stock on the date of the award.  Please see Note 13 “Share-Based Compensation and Benefit Plans” to the Company’s Consolidated Financial Statements included on its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for further discussion of the assumptions used in calculating share-based compensation expenses in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”).  The table below summarizes the Directors’ outstanding restricted share awards as of December 31, 2023:

	Stock Awards
	Number of Shares or Units of Stock That	Market Value of Shares or Units of Stock That
	Have Not Vested (i)	Have Not Vested
Name	(#)	($)
Jay D. Burchfield (b)	169	160,564
Thomas T. Hendrickson	169	160,564
John R. Murphy	169	160,564
Dana M. Perlman	169	160,564
Maria A. Sastre	169	160,564
Andrea M. Weiss	169	160,564
Fred Whitfield	169	160,564
(i)	Represents restricted shares granted on May 19, 2023. The restricted shares granted on May 19, 2023, vest in one installment of 169 shares on May 16, 2024.
(b)	Expected to retire from the Board at the end of the 2023 director term, consistent with the Board’s mandatory retirement age policy.

In addition, all Directors are reimbursed for appropriate travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 37

COMPENSATION OF EXECUTIVE OFFICERS

HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT

The Human Capital and Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Human Capital and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in O’Reilly Automotive, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023.

THE HUMAN CAPITAL AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF O’REILLY AUTOMOTIVE, INC.

John R. Murphy, Chair

Jay D. Burchfield

Andrea M. Weiss

COMPENSATION DISCUSSION & ANALYSIS	39	Long-Term, Stock-Based Incentives	49
Executive Summary	39	Executive Stock Ownership Guidelines	50
Compensation Framework	41	Other Benefits	50
Compensation Philosophy	41	Compensation Mix	52
Compensation Objectives	42
Diversity & Inclusion	42	EXECUTIVE COMPENSATION TABLES	54
Compensation Governance	44	Summary Compensation Table	54
Compensation Oversight	44	Grants of Plan Based Awards	56
Competitive Assessments	44	Outstanding Equity Awards at Fiscal Year End	57
Risk Assessment of Compensation Programs	45	Option Exercises and Stock Vested	58
Shareholder Support & Engagement	46	Nonqualified Deferred Compensation	59
Clawback Policy	46	CEO Pay Ratio	59
Prohibition on Pledging and Hedging Company Securities	46	Pay versus Performance	60
Compensation Program Details	47	Potential Payments on Termination or Change in Control	64
Base Salary	47	Director Compensation	65
Incentive Compensation Plan	47	Certain Relationships and Related Transactions	65

38 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION & ANALYSIS

This section describes the compensation packages of the Company’s principal executive officer, principal financial officer, and three other most highly compensated officers, as well as the Executive Chairman of the Board and Executive Vice Chairman of the Board, who were employed by the Company on December 31, 2023 (such individuals are referred to as the “Named Executive Officers” or “NEOs” in this proxy statement).  The NEOs and their positions are identified below:

NAMED EXECUTIVE OFFICERS

GREG HENSLEE Executive Chairman of the Board	DAVID O’REILLY Executive Vice Chairman of the Board	GREGORY D. JOHNSON Chief Executive Officer (a)	BRAD BECKHAM Co-President (b)

BRENT G. KIRBY Co-President (c)	JEREMY FLETCHER Executive Vice President and Chief Financial Officer	SCOTT R. ROSS Executive Vice President and Chief Information Officer (d)
(a)	Mr. Johnson retired on January 31, 2024.
(b)	Mr. Beckham was promoted to Chief Executive Officer on February 1, 2024.
(c)	Mr. Kirby was promoted to President on February 1, 2024.
(d)	Mr. Ross joined the Company in October of 2023.

Executive Summary

Our principal business objective is to build an enterprise that develops strong teams, delivers exceptional service to our customers, and maximizes long-term value for our shareholders.  Our “promote from within” and pay-for-performance philosophies support this objective by linking a substantial portion of our executive compensation to Company performance and long-term stock price appreciation.

Our compensation programs are critical to our efforts to identify, develop, retain, and motivate talented team members in all levels of our organization to generate consistent, strong financial and operating results.  Our long track record of exceptional performance is exemplified by our average annual shareholder return of 22% over the past 10 years, compared to the average annual return for the S&P 500 of 10%.

2023 Financial and Operating Performance

Our Team’s ability to deliver sustained profitable growth is evidenced by our 2023 performance, which represents our 31st consecutive year of comparable store sales increases and profitable growth since we became a public company in April of 1993.  Our Team Members’ unwavering commitment to excellent customer service is the hallmark of O’Reilly Auto Parts and the key to earning our customers' business every day.  Service and product availability are critical pieces of our value proposition and our ability to remain intensely focused on these fundamentals has continued to drive growth in our business.

Sustained Strong Growth and Continued to Deliver Strong Results

Increase in Full-Year Comparable Store Sales	Full-Year Operating Profit Dollars	Full-Year Net Cash Provided by Operating Activities

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COMPENSATION OF EXECUTIVE OFFICERS

The magnitude of our 2023 results cannot be minimized, as this unprecedented performance was achieved through hard won market share gains resulting from the hard work of our dedicated Team. Team O’Reilly continues to execute our proven dual market strategy at an extremely high level, powered by industry-leading parts availability and our robust, strategic, tiered distribution network.

We remain highly focused on effectively executing our capital allocation strategy, and in line with these priorities,

during 2023 we were able invest $1.01 billion in our existing business and expand our store base and distribution network. With the addition of 186 net, new stores, we commemorated the milestone of our 6,000th store. We were also able to expand into Puerto Rico with stores and a distribution center, open a 370,000 square foot distribution center in Mexico, and continue our strategic investments in technology and infrastructure. These capital investments will allow us to continue to grow our business in new and existing market areas.

Continued to Return Value to our Shareholders

Diluted Earnings per Share	Total Shareholder Return

Our dedication to profitable growth and market share gains means that after we have exhausted all opportunities to profitably reinvest in the growth of our business at a high rate of return, we return excess capital to our shareholders through the consistent execution of our share repurchase program.

In 2023, we were able to return excess capital of $3.2 billion through our share repurchase program. Since we began our program in 2011, we have returned over $23 billion through our share repurchase program, and we continue to view the disciplined execution of our share repurchase program as an effective means of returning excess capital to our shareholders. We remain deeply committed to a balanced capital structure, which supports our investment-grade credit ratings and provides the flexibility to successfully execute on future growth opportunities, while also optimizing returns to our shareholders.

Building on Our Success

As we look forward, after a very successful year in 2023 and a tremendous legacy built over the past 66 years, we could not be more excited for the opportunities we see ahead for our Company, as we expanded into eastern Canada with the Groupe Del Vasto acquisition in January of 2024; plan to add 190 to 200 net, new stores in 2024; relocate our Springfield and Atlanta distribution centers to larger, more efficient facilities; and make progress towards completing our new Virginia distribution center that will begin servicing the Washington, D.C., Maryland, and Virginia corridor in 2025. The strong foundation we have established, solidified by the unparalleled commitment, hard work, and professionalism of our dedicated Team Members, is a tremendous spring board for continued long-term profitable growth.

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COMPENSATION framework

Compensation Philosophy

Our compensation philosophy has always been to mirror the ownership mentality at the core of our culture by incentivizing our Team Members to “run it like you own it.”  We continually evaluate and benchmark our comprehensive compensation programs to ensure they remain relevant and competitive.  Our compensation philosophy is rooted in three guiding principles:

I.	Linking pay with performance.
II.	Aligning our compensation framework with our strategic goals to drive long-term value for our shareholders.
III.	Ensuring we foster our “promote from within” philosophy by designing compensation programs to identify, develop, and retain a talented management team.

Pay-for-Performance

A substantial majority of our Team Members at all levels of our Company participate in compensation programs that align pay with performance, through variable compensation tied directly to operating results and goal-centered incentives aligned with our business strategies.  We believe these programs provide strong motivation to deliver outstanding performance, and instill an ownership culture whereby our Team Members are highly committed to providing superior value to our customers.  Our performance goals are designed to be sufficiently demanding, providing an opportunity to earn meaningful compensation commensurate with achievement of superior performance without encouraging excessive risk-taking.  We link a significant portion of executive compensation to Company performance, with achievement tied directly to our financial performance and stock price.

Align to Strategic Goals and Create Long-Term Shareholder Value

Our compensation programs are designed to support and enable achievement of our long-term strategic objectives, which, in turn, are aimed to create enhanced value for our shareholders.  We have long believed that a significant portion of our executives’ compensation should be directly tied to our stock price in order to align the financial interests of our executives with the interests of our shareholders.  This calibration of objectives ensures our Company leadership remains focused on the sustained financial performance and long-term growth that drives value for both our executives and shareholders, while also ensuring appropriate incentives exist to prevent unnecessary risk taking.  For this same purpose, we also maintain significant stock ownership requirements for our executives as described in the “Officer and Director Stock Ownership Guidelines” section of this proxy statement.

Identify, Develop, and Retain a Talented Management Team, Fostering a “Promote from Within” Philosophy

Since our founding, a fundamental core value at the heart of our Culture has been our commitment to our Team Members.  Our “promote from within” philosophy encompasses our Company’s strategies for creating career opportunities for our Team Members.  We execute this philosophy by ensuring every member of Team O’Reilly has access to development opportunities and pathways into leadership roles across our business.  The designs of our compensation programs go hand-in-hand with this “promote from within” philosophy; we structure our compensation to be competitive with the market, allowing us to identify, develop, and retain talented team members, while also motivating those team members to build successful, long-term careers with our Company.  Our approach to executive compensation reinforces these objectives, by creating incentives for our senior leadership team to aspire to continue growth within our Company and ensuring our existing executives remain motivated to drive the long-term success of the Company.  We also capitalize on specific opportunities to augment the strength of our Team with external strategic hires, and our compensation framework has enabled us to effectively recruit highly qualified individuals who have quickly adopted our Company’s focus on long-term growth and value creation.  Our compensation strategies have been very effective at promoting retention with our senior leaders typically staying with our Company until retirement.

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Compensation Objectives

The main objective of the Company’s compensation philosophy is to provide its executive officers and management with a total compensation package that is competitive and equitable, and which encourages and rewards performance based in part upon the Company’s performance in terms of increases in long-term shareholder value.  Aligning the interests of our executive and management teams with those of our shareholders further promotes the success of not only the Company but also our Team Members.  Executive compensation features short-term cash incentives and long-term share-based incentives, among other elements:

ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
●
Fixed cash compensation.
●
Attracts and retains highly qualified executives with stable, cash compensation.
●
Salaries reflect individual’s level of responsibility and experience, scope and complexity of position, and market data.

Annual Cash Incentive	● Variable cash compensation. ● Drives short-term Company performance. ● Payout is based upon performance against pre-established financial goals.

Long-Term Share-Based Incentive	● Variable equity compensation, subject to holding requirements. ● Drives long-term performance. ● Aligns executives’ interests with shareholders by rewarding long-term value creation.

Benefits
●
Competitive benefits package with many options to meet varying needs.
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Health, wellness, and retirement benefit plans and programs.
●
Supports attracting and retaining Team Members, including experienced executives.

Perquisites
●
Limited perquisites and personal benefits, which can include reimbursement for health and club memberships and reimbursement under the Company’s executive management medical reimbursement benefit plan.
●
Consistent with the objectives of attracting and retaining superior talent.

Diversity & Inclusion

Diversity and inclusion is an ongoing imperative critical to the Company’s success.  Early in our Company’s history, we established a non-negotiable goal to be the Friendliest Parts Store in Town.  To achieve this goal, each of our neighborhood parts stores, regional distribution centers, and corporate offices must be staffed with Team Members that reflect the communities they serve.  We believe diversity and inclusion is every Team Member’s responsibility and is a strength to be levered, because a wide variety of viewpoints shapes our best path forward.  The Board and executive leadership embrace, celebrate, and encourage diversity among everyone who works for and with O’Reilly.

The Human Capital and Compensation Committee’s policies and procedures are designed to assist the Board in its oversight of the implementation and effectiveness of its policies and strategies regarding the investment in the Company’s most important asset:  its Team Members.  These strategies and policies include, but are not limited to:

●	Building an increasingly diverse and inclusive Team.
●	Recruiting and retaining qualified Team Members.
●	Supporting the career development and progression of Team Members.

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●	Management succession, in conjunction with the Company’s Corporate Governance/Nominating Committee.

Additional information about shareholder engagement and our diversity and inclusion initiatives, Team Member population, and human capital management practices can be found in our most recent Environmental, Social, and Governance report, which is available on our website at www.OReillyAuto.com.  Our Environmental, Social, and Governance report is not, and will not be deemed to be, a part of this proxy statement, or incorporated by reference into any of our other filings with the Securities and Exchange Commission.

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COMPENSATION GOVERNANCE

Compensation Oversight

The Human Capital and Compensation Committee is comprised of independent Directors appointed by the Board and oversees the executive compensation program for the Company’s NEOs, Executive Vice Presidents, and Senior Vice Presidents (collectively, its “executive officers”).  The Human Capital and Compensation Committee relies upon members of management and an independent compensation consultant for assistance in performing its duties.

●
Role of Human Capital and Compensation Committee
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Evaluates performance of executive officers and their achievement of performance targets outlined within compensation plans.
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Reviews and approves executive compensation programs, ensuring alignment with the Company’s strategic priorities.
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Approves performance targets within incentive compensation plans.

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Approves compensation adjustments for executive officers.
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Oversees risk assessment process relating to Company’s overall compensation practices.
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Reviews and approves all share-based compensation awards.
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Approves Company’s peer group used for assessing market compensation levels and pay practices.

Role of Independent Consultant	Role of Management
●
Selected and engaged by the Human Capital and Compensation Committee, attends Committee meetings upon request, and presents reports directly to the Committee.
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Reports on current developments, trends, and competitive practices related to executive compensation.
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Assesses the relevance of the Company’s peer group and reviews executive compensation relative to the Company’s peer group and survey data.
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Advises on compensation program design, risks, mix of compensation components, and alignment with the Company’s performance philosophy.

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Performs analysis on peer group compensation practices.
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Provides assessment of performance of executive officers (other than themselves).
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Provides recommendations regarding compensation structure, amounts, program design, and changes to existing plans.
●
Provides recommendations on the performance goals utilized in annual cash incentive compensation.
●
Assesses the alignment of the Company compensation plans with Company’s performance philosophy, business plans, and strategies.

Competitive Assessments

The Company’s Human Resources Department, utilizing both publicly available and third-party compiled data, provides the Human Capital and Compensation Committee with industry benchmark information and compensation survey data from the companies in its peer group, including peer salary, bonus, incentive compensation, share-based compensation, and other compensation.  The group of peer companies is reviewed annually by the Human Capital and Compensation Committee to ensure that the comparisons are meaningful.  The Human Capital and Compensation Committee evaluates retail peers that conduct business outside of the automotive aftermarket industry based on criteria such as revenue, operating margin, net income, market capitalization, team member count, and one- and three-year total shareholder returns, as applicable.  In addition to these key financial and operational metrics, the Human Capital and Compensation Committee also evaluates potential peers based on competition for Team Member recruitment and companies whose general customer demographics are similar to those of the Company.

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The Human Capital and Compensation Committee considers the Company’s relative performance compared with the established group of peer companies in the automotive aftermarket industry and other specialty retailers and considers broad-based survey data compiled by a third-party, Equilar, Inc., including total compensation for top management at companies with total revenues comparable to the total revenues of the Company.  The Human Capital and Compensation Committee does not use this data or peer group data to set specific compensation benchmarks for a position or for any element of compensation but, rather, to evaluate the overall performance of the Company and the individual performance of management to set compensation at reasonable and competitive levels.

Based on its annual review using the previously described criteria, the Human Capital and Compensation Committee removed one company from the peer group, compared to 2022.  The company removed from the peer group is identified in the following table, and the next table identifies the Company’s 2023 peer group members.  Further below, the range, mean, and median revenue and market capitalization of the Company’s 2023 peer group, as well as those metrics for O’Reilly, for the twelve months ended December 31, 2023, or of the most recently completed period end, are identified.

PEER GROUP CHANGES
Removal from Peer Group	Addition to Peer Group
Bed Bath & Beyond Inc. (removed due to bankruptcy)	None.

PEER GROUP
	Peer Ticker		Peer Ticker
Peer Name	Symbol	Peer Name	Symbol
Advance Auto Parts, Inc.	AAP	Foot Locker, Inc.	FL
AutoNation, Inc.	AN	Genuine Parts Company	GPC
AutoZone, Inc.	AZO	LKQ Corporation	LKQ
Big Lots, Inc.	BIG	Lowe’s Companies, Inc.	LOW
CarMax, Inc.	KMX	Ross Stores, Inc.	ROST
Darden Restaurants, Inc.	DRI	The Sherwin-Williams Company	SHW
Dick’s Sporting Goods, Inc.	DKS	Tractor Supply Company	TSCO
Dollar General Corporation	DG	W.W. Grainger, Inc.	GWW
Dollar Tree, Inc.	DLTR

		MARKET
($ in billions)	REVENUE	CAPITALIZATION
Peer Group
Range	$4.83 - $90.22	$0.23 - $127.99
Mean	$22.53	$29.93
Median	$17.66	$19.62
O’Reilly Automotive, Inc.	$15.81	$56.12

Risk Assessment of Compensation Programs

The Human Capital and Compensation Committee has reviewed the potential effects of the various components of the Company’s executive officers’ compensation and benefits programs on individual and collective behavior and, ultimately, on the Company’s risk profile and overall approach to risk management.  The Human Capital and Compensation Committee focuses on the Company’s short- term incentives, long-term incentives, and change in control benefits as having the greatest potential to create incentives for individual or collective risk taking.  Following a thorough review of these and the other components of the Company’s compensation and benefits programs, the Human Capital and Compensation Committee has determined that the programs do not create any incentives with respect to individual or collective behavior that are likely to have a material adverse effect upon either the Company’s risk profile or overall approach to risk management.

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Additionally, the Company’s non-executive officer and management compensation policies and practices do not excessively incentivize inappropriate risk-taking by its Team Members, and therefore, it is not reasonably likely that the current compensation policies and practices create risk that would have a material adverse effect on the Company.

Shareholder Support & Engagement

At the 2023 Annual Meeting, over 90% of the votes cast in the advisory vote on executive compensation, which were present and entitled to vote on the matter, were in favor of the compensation of the Company’s NEOs.  We have never received less than 85% votes cast in favor of our pay practices since “Say-on-Pay” was introduced in 2011.  We consider this voting record to be a strong validation that our pay practices are firmly aligned with our shareholders’ desires.

In addition to reviewing the results of our Say-on-Pay vote, we routinely engage directly with our shareholders covering a diverse range of topics, including overall business strategy and performance, executive compensation, corporate governance, and environmental and social responsibility issues.  The Human Capital and Compensation Committee has and will continue to consider the voting results and shareholder sentiments.  Listening to our shareholders aids in framing an executive compensation program that aligns the long-term interests of the Company’s executive officers with the interests of our shareholders.

Clawback Policy

The Board is dedicated to maintaining and enhancing a culture that is focused on integrity and accountability while tying compensation to the Company’s performance.  The Board, following a recommendation by the Human Capital and Compensation Committee, adopted an incentive compensation clawback policy in 2014.  In 2022, the SEC adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), leading to new Nasdaq listing standards regarding recovery of erroneously awarded compensation in the event of an accounting restatement.  In 2023, the Company reviewed and amended and restated its incentive compensation clawback policy (as so amended and restated, the “Clawback Policy”) to comply with the new requirements.  Each of the Company’s NEOs has signed an acknowledgment agreeing to comply with the provisions of the Clawback Policy.  The Clawback Policy is intended to be consistent with applicable laws, listing standards and best corporate governance practices.

The Clawback Policy includes a mandatory recovery element applicable to our current and former Section 16 officers to comply with the incentive-based compensation recovery provisions of the Dodd-Frank Act and the Nasdaq listing standards regarding recovery of erroneously awarded compensation in the event of an accounting restatement on a “no fault” basis.  In addition, the Clawback Policy provides that if the Board or the Human Capital and Compensation Committee determines that any current or former NEO engaged in fraud or willful misconduct that contributed to an obligation to restate the Company’s financial statements, then the Board or the Human Capital and Compensation Committee may seek recovery or forfeiture of all or a portion of any Additional Compensation (as defined below) awarded to the current or former NEO over a three-year lookback period.

“Additional Compensation” means performance bonuses and incentive awards (including any stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, or other stock-based awards) paid, granted, vested, or accrued under any Company plan or agreement in the form of cash or shares, in each case, to the extent it is not captured as erroneously awarded compensation under the mandatory recovery portion of the Clawback Policy.

Prohibition on Pledging and Hedging Company Securities

The Company’s Insider Trading Policy specifically prohibits Directors and Named Executive Officers from hedging or pledging Company securities.  These covered persons may not enter into hedging or monetization transactions with respect to Company securities, and they are not permitted to hold Company securities in a margin account or pledge Company securities as collateral for a loan.  The Board believes this policy further ensures the interests of these covered persons will remain aligned with those of the Company’s security holders and these individuals will continue to be incentivized to execute the Company’s long-term plans and achieve the performance for which their equity awards are intended to promote.

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Compensation Program Details

Base Salary

The Company provides competitive annual base salaries to its executive officers and management in recognition of their job responsibilities and performance.  In determining annual base salary, it is the Human Capital and Compensation Committee’s goal to bring the salaries of the Company’s executive officers and management in line with base compensation being paid by its peer group.  The Human Capital and Compensation Committee specifically reviews compensation information from the publicly traded automotive aftermarket companies in its peer group and compensation surveys and data from the other specialty retailers in its peer group.

The Human Capital and Compensation Committee believes that the Company’s principal competitors for its executive officers are not necessarily the same companies that would be included in a peer group compiled for purposes of comparing shareholder returns.  Consequently, the companies that are reviewed for such compensation purposes may not be the same as the companies comprising the indices included in the Annual Report of the Company for 2023 that accompanies this proxy statement.

The Human Capital and Compensation Committee increased base salary levels in 2023 for the Company’s NEOs to maintain compensation at competitive levels and to reflect Company performance and the individual performance of each of its NEOs.  Such base salary increases took effect in March of 2023, except for Mr. Ross, who’s base salary took effect when he joined the Company in October of 2023.

	2023 Base	2022 Base
	Salary	Salary
Executive	($)	($)	Change	Rational
Gregory D. Johnson				Salary increase aligned with the
Chief Executive Officer				performance evaluation approach
	1,475,000	1,425,000	3.5%	for all Team Members.
Brad Beckham				Salary increase aligned with the
Co-President				change in the scope of Mr. Beckham's
role and responsibilities from his
	750,000	600,000	25.0%	promotion to Co-President.
Brent Kirby				Salary increase aligned with the
Co-President				change in the scope of Mr. Kirby's
role and responsibilities from his
	750,000	600,000	25.0%	promotion to Co-President.
Jeremy Fletcher				Salary increase aligned with the
Executive Vice President and Chief Financial Officer				change in the scope of Mr. Fletcher's
responsibilities and reflects an
adjustment for market competitiveness
	600,000	550,000	9.1%	of the respective position.
Scott R. Ross				Mr. Ross joined the Company in
Executive Vice President and Chief Information Officer	560,000	—	—%	October of 2023.

Incentive Compensation Plan

The Company provides competitive annual incentive compensation as a percent of base salary based on achievement of certain objective performance goals established by the Human Capital and Compensation Committee each year to motivate attainment of short-term goals, link annual cash compensation to achievement of annual priorities, and reward individual performance and contributions.

At the beginning of each year a comprehensive operating plan is developed, which contains estimates for the Company’s projected performance for the year, by reviewing the Company’s historical performance, trends in the automotive aftermarket and retail industry, the performance of industry peers, and general economic conditions.  The targets for the incentive compensation plans set by the Human Capital and Compensation Committee generally correspond to this operating plan.

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COMPENSATION OF EXECUTIVE OFFICERS

The comprehensive operating plan for the 2023 fiscal year was approved by the Board in February of 2023 and reflects the projected results for the 2023 fiscal year.  The Company’s actual performance in each of the target areas is compared to the individual targets predetermined by the Human Capital and Compensation Committee to determine the incentive amount, if any, earned by each executive officer.  Upon achievement of such performance goals, executive officers receive incentive compensation based upon a percentage of their respective base salaries for the attainment of a defined performance goal.  The performance achievement has a maximum achievement of five-time annual base salary per participant, and the incentive compensation achieved has a maximum payout of $10,000,000 per participant.

Target

The overall potential compensation varies depending upon the executive’s position; however, under the Company’s 2017 Incentive Award Plan, the maximum aggregate amount of cash compensation that may be paid to any one participant in any year is $10,000,000.  For 2023, the targets as a percentage of individual base salaries are identified in the table below, which were, in each case, the same position level salary targets applicable in 2022, except for Mr. Beckham and Mr. Kirby, whose targets were 80% in 2022 and were increased in 2023 in connection with their promotions to Co-President, and Mr. Ross who joined the Company in October of 2023:

Target as a
Executive	Percentage of Base Salary
Gregory D. Johnson, Chief Executive Officer	100%
Brad Beckham, Co-President	100%
Brent Kirby, Co-President	100%
Jeremy Fletcher, Chief Financial Officer	80%
Scott R. Ross, Chief Information Officer	80%

The Board sets performance target achievement levels for its executives that are challenging enough to require strong and consistent effort by the executives to be achieved and such that the Company’s actual performance above projections would result in payouts above target levels and would likely also result in an increase in total shareholder value.  Over the last five years, annual incentive payouts under the executive incentive compensation plan have exceeded target five times, ranging from 100% to 765% of target during this period of time, and over that same period, the value of the Company’s stock, and associated total shareholder return, increased 276%.

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Performance Goals

The performance metrics, weighting, targets, actual results and achievement levels utilized by the Human Capital and Compensation Committee for calculating the incentive compensation payable to each of the NEOs for the year ended December 31, 2023, are identified in the table below:

	Weight				Achievement
Performance Metric	(%)	Threshold	Target	Actual	(%)
Comparable store sales (a)	30	3.5%	5.0%	7.9%	78.4
Operating income (in thousands)	30	$2,993,000	$3,083,000	$3,186,376	58.7
Return on invested capital (b)	20	65.56%	72.16%	74.50%	25.3
Free cash flow (in thousands) (c)	20	$1,694,000	$2,092,000	$1,987,720	14.8
	100				177.2
(a)	Calculated based on the change in sales for U.S. stores open at least one year and excludes sales of specialty machinery, sales to independent parts stores, and sales to Team Members.
(b)	Calculated as net income, excluding excess tax benefit from share-based compensation payments, plus interest expense, divided by the sum of average debt, and average equity, less average cash.
(c)	Calculated as net cash provided by operating activities, less capital expenditures, excess tax benefit from share-based compensation payments, and investment in tax credit equity investments.

Actual Payouts

The following table summarizes the 2023 performance incentive compensation plan salary targets and the resulting payouts, based on the Company’s actual financial performance against the pre-established financial metrics identified in the above table, for each of the Company’s NEOs who participated in the plan:

					Incentive
	Base Salary	Target	Target	Achievement (a)	Achieved (b)
Executive	($)	(%)	($)	(%)	($)
Gregory D. Johnson
Chief Executive Officer	1,475,000	100	1,475,000	177.2	2,614,233
Brad Beckham
Co-President	750,000	100	750,000	177.2	1,329,271
Brent Kirby
Co-President	750,000	100	750,000	177.2	1,329,271
Jeremy Fletcher
Executive Vice President and Chief Financial Officer	600,000	80	480,000	177.2	850,734
Scott R. Ross (c)
Executive Vice President and Chief Information Officer	560,000	80	448,000	100.0	448,000
(a)	Performance incentive compensation plan has a maximum achievement of five-times annual base salary per participant.
(b)	Performance incentive compensation plan has a maximum payout of $10,000,000 per participant.
(c)	Mr. Ross joined the Company in October of 2023, and his achievement percentage is reflective of his service period for 2023.

Long-Term, Stock-Based Incentives

The Company offers long-term incentives for executive officers and management in the form of stock option and restricted stock awards.  Stock options and restricted stock may be awarded to the Company’s NEOs, upper- and middle-managers and other key personnel.

The Company believes that its stock-based incentive programs are an important component of compensation to drive long-term corporate performance.  The Human Capital and Compensation Committee has determined that the annual award of restricted stock or grant of stock options to the Company’s executive officers is a key component of each executive officer’s total compensation

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package based on their duties.  The amounts of such restricted stock awards and/or stock option grants are determined by the Human Capital and Compensation Committee annually in conjunction with performance reviews and salary adjustments during the February Human Capital and Compensation Committee meeting.

In determining how many restricted stock awards and/or stock options should be granted, the Human Capital and Compensation Committee considers the responsibilities and level of each of the executive officers, as well as the Company’s financial performance and other factors as it deems appropriate, consistent with its compensation philosophy and policies.  The restricted stock awards and stock options awarded by the Human Capital and Compensation Committee in 2023, as reflected in the “Grants of Plan Based Awards” table, include an annual award of restricted stock or grant of stock options, as the case may be, determined by the Human Capital and Compensation Committee in consideration of the factors described above.

In the past, the Human Capital and Compensation Committee has reviewed and considered using other equity-based incentives for the long-term compensation component.  After a thorough analysis, including an analysis of the equity grant practices of our peer group companies, stock options and restricted stock awards were determined to be the most effective methods of aligning management interests with those of the Company’s shareholders.  Stock options are more prevalently awarded to Team Members for the following reasons:

●	Stock options directly align management’s interest with the long-term interests of shareholders by awarding value upon stock price appreciation and long-term value creation.
●	The 10-year term of stock options keep management focused on a 7- to 10-year performance period, the typical outstanding life of options awarded to executives.

The Human Capital and Compensation Committee has also established specific stock option awards to be granted upon the achievement of certain defined advancements in position.  These position grants occur on the date of promotion or appointment to such positions with an option price equal to the closing market value of the common stock underlying the option on such date.  It is the Company’s belief that these position-related grants significantly increase the retention, motivation, and overall performance of its executives, management, and other Team Members.  In furtherance of this belief, the Company also has a Team Member stock purchase plan that enables Team Members to purchase O’Reilly common stock at a discount through payroll deductions, and Team Members are also able to invest in the Company’s common stock through its 401(k) plan.

Executive Stock Ownership Guidelines

In keeping with our compensation philosophy and objectives, we maintain robust stock ownership requirements for all executive officers.  Please see the “Officer and Director Stock Ownership Guidelines” section of this proxy statement for details of the stock ownership requirements for executive officers.

Other Benefits

Benefits

We offer a competitive benefits package with many options to meet the varying needs of our Team Members.  We provide our full- and part-time Team Members with the information they need to make informed decisions and select benefits that provide the best value and protection for them.  Our executive officers participate in many benefits on the same terms that are offered to all of our U.S. Team Members.

We also provide our executive officers with limited additional benefits and perquisites for retention and recruiting purposes, to replace benefit opportunities lost due to regulatory limits, and to enhance their ability to focus on our business.  Perquisites can include allowance for personal automobile, reimbursement for health and country club memberships, and reimbursements under the Company’s executive management medical reimbursement benefit plan.  Perquisite amounts for the Company’s NEOs are included in the “Summary Compensation Table” in the column “All Other Compensation.”  The Human Capital and Compensation Committee believes the offered perquisites are limited and reasonable.

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Retirement Plans

The Company sponsors a 401(k) Profit Sharing and Savings Plan (the “401(k) Plan”) that allows Team Members to make plan contributions on a pre-tax basis.  The Company matches 100% of the first 2% of the Team Member’s compensation and 25% of the next 4% of the Team Member’s compensation.  Although executives are eligible to participate in the 401(k) Plan, the application of the annual limitations on contributions under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) prevents highly compensated employees, as defined by the Code, from participating at the same levels as non-highly compensated employees.

The Company has established the O’Reilly Automotive Deferred Compensation Plan (the “Deferred Compensation Plan”), which is intended to restore contributions lost because of the application of the annual limitations under the Code that are applicable to the 401(k) Plan.  The Deferred Compensation Plan provides executives whose participation in the 401(k) Plan is limited with the opportunity to defer the full 6% of covered compensation, including base salary, incentive-based compensation, and bonuses, by making contributions to the Deferred Compensation Plan.  The Company may make discretionary contributions to the Deferred Compensation Plan on an annual basis as determined by the Board of Directors.  Under the Deferred Compensation Plan, executive officers can elect to allocate their contributions to various equity, bond, or fixed income funds that mirror the 401(k) Plan, or a combination thereof, and all interest and/or earnings, which may be credited to the executive officer’s account, are based on the applicable fund’s market performance.  Executive officers may elect to receive distributions at retirement or starting in a specific future year before or after anticipated retirement and may elect to receive the distribution in a lump sum or in periodic payments.  The benefit of a Deferred Compensation Plan, which assists executives in accumulating funds for retirement, is consistent with observed competitive practices of similarly situated companies.

Section 162(m) (“Section 162(m)”) of the Code generally disallows a tax deduction to publicly held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year.  The Human Capital and Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the Company’s executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor.

Accordingly, the Human Capital and Compensation Committee may provide one or more executive officers with the opportunity to earn compensation, whether through base salary, cash incentive-based compensation programs tied to the Company’s financial performance, or share-based awards in the form of restricted stock or stock options, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Code.  The Company believes it is important to maintain incentive compensation at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if a portion of that compensation may not be tax deductible by reason of the Section 162(m) limitation.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 51

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Mix

The following table summarizes the Company’s actual compensation mix that resulted in 2023 from the compensation programs and practices described above, which includes base salary, restricted stock awards or stock options, non-equity incentive compensation and/or other benefits, for each of its NEOs:

		Restricted		Non-Equity
	Base	Stock	Stock	Incentive	Other	Total
Named Executive Officer	Salary	Awards	Options	Compensation	Benefits	Compensation
Greg Henslee
Executive Chairman of the Board	63%	32%	—%	—%	5%	100%
David O’Reilly
Executive Vice Chairman of the Board	64%	32%	—%	—%	4%	100%
Gregory D. Johnson (a)
Chief Executive Officer	26%	—%	—%	73%	1%	100%
Brad Beckham
Co-President	26%	—%	26%	47%	1%	100%
Brent Kirby
Co-President	26%	—%	26%	46%	2%	100%
Jeremy Fletcher
Executive Vice President and Chief Financial Officer	33%	—%	17%	48%	2%	100%
Scott R. Ross (b)
Executive Vice President and Chief Information Officer	5%	—%	65%	29%	1%	100%
(a)

In November of 2023, in connection with Mr. Johnson’s planned retirement in January of 2024, his stock option award granted in February of 2023 was cancelled and substituted with a cash-based award with an equivalent grant-date fair value of the cancelled stock option award equal to $1,475,000, which is included in the “Bonus” column of the “Summary Compensation Table” for the year ended December 31, 2023.  Such cash-based award was earned by and paid to Mr. Johnson in early 2024, following his retirement, and such cancellation and substitution was recommended by the Human Capital and Compensation Committee and approved by the Board.  Therefore, for purposes of the table above, Mr. Johnson is shown as having no equity-based compensation for 2023.

(b)	Mr. Ross joined the Company in October of 2023 and, at that time, received a one-time stock option award aligned with his position.

52 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Based on the 2023 incentive compensation detailed in the table above, the graphs below depict:

I.	A significant portion of our executives’ compensation was variable, which was based on the Company’s financial and stock price performance.
II.	Aligning with the compensation programs and practices described above, a portion of our executives’ compensation achievement was equity-based, with the exception of a portion of Mr. Johnson’s compensation, who received non-equity compensation for 2023 in light of his upcoming retirement, with the majority of his compensation remaining variable.
III.	Mr. Ross’s 2023 compensation is more heavily weighted for equity, as he received a one-time stock option award that aligned with his position when he joined the Company in October of 2023.

EXECUTIVE INCENTIVE COMPENSATION
Gregory D. Johnson	Brad Beckham	Brent Kirby

Jeremy Fletcher	Scott R. Ross

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 53

COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION TABLES

The following table summarizes the annual compensation paid to or earned by the Company’s NEOs for the fiscal years ended December 31, 2023, 2022, and 2021:

SUMMARY COMPENSATION TABLE
						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary(a)	Bonus	Awards(b)	Awards(c)	Compensation(d)	Compensation(e)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Greg Henslee (f)	2023	804,885	—	404,441	—	—	60,373	1,269,699
Executive Chairman	2022	779,615	—	392,325	—	—	60,413	1,232,353
of the Board	2021	711,538	—	324,873	—	—	50,408	1,086,819
David O’Reilly (f)	2023	697,346	—	350,462	—	—	38,958	1,086,766
Executive Vice	2022	675,385	—	340,147	—	—	38,590	1,054,122
Chairman of the Board	2021	682,692	—	367,346	—	—	38,409	1,088,447
Greg D. Johnson (g)	2023	1,467,308	1,475,000	—	—	2,614,233	46,811	5,603,352
Chief Executive Officer	2022	1,413,462	—	—	1,425,055	2,550,499	88,335	5,477,351
	2021	1,334,615	—	—	1,349,999	10,000,000	79,656	12,764,271
Brad Beckham	2023	744,231	—	—	750,154	1,329,271	34,822	2,858,478
Co-President	2022	600,000	—	—	1,599,991	859,116	49,303	3,108,410
	2021	484,615	—	—	249,939	3,061,124	32,256	3,827,934
Brent Kirby	2023	744,231	—	—	750,154	1,329,271	53,488	2,877,144
Co-President	2022	600,000	—	—	1,599,991	859,116	49,292	3,108,399
	2021	500,000	—	—	249,939	3,061,124	40,875	3,851,938
Jeremy Fletcher (h)	2023	592,308	—	—	300,062	850,734	47,890	1,790,994
Executive Vice President and	2022	468,462	—	—	1,105,037	787,523	30,722	2,391,744
Chief Financial Officer
Scott R. Ross (i)	2023	75,385	—	—	1,000,068	448,000	17,088	1,540,541
Executive Vice President and
Chief Information Officer
(a)	The “Salary” column includes the portion of salary deferred at a NEO’s election under the Company’s 401(k) Plan and/or Deferred Compensation Plan.
(b)

The “Stock Awards” column refers to restricted share awards granted in 2023, 2022, and 2021, as further discussed in the “Long-term, stock-based incentives” section of the “Compensation Discussion and Analysis” portion of this proxy statement.  All restricted shares awarded vest annually in equal installments over a one-year or three-year period, commencing on the first anniversary of the award, subject to the executive’s continued service through each vesting date.  The dollar value of stock awards represents the grant-date fair value of the awards based on the closing market price of the Company’s common stock on the grant date of the award.  Please see Note 13 “Share-Based Compensation and Benefit Plans” to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for further discussion of the accounting used in calculating share-based compensation expenses in accordance with ASC 718.

(c)

The “Option Awards” column refers to the option awards granted to the NEOs, which become exercisable with respect to 25% of the covered shares one year from the date of grant; 50% exercisable two years from the date of grant; 75% exercisable three years from the date of grant and the remainder become exercisable four years from the date of grant.  The amounts recognized in the above table reflect the grant date fair value of stock option awards granted during 2023, 2022, and 2021.  During the fiscal years ended December 31, 2023, 2022, and 2021, no option awards were forfeited by the named executives.  The grant date fair value of option awards was determined using the Black-Scholes option-pricing model.  The Black-Scholes model requires the use of assumptions, including expected volatility, expected life, the risk-free rate, and the expected dividend yield.  Please see Note 13 “Share-Based Compensation and Benefit Plans” to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for further discussion of these assumptions and the accounting used in calculating share-based compensation expenses in accordance with ASC 718.

(d)

The “Non-Equity Incentive Plan Compensation” column refers to the cash payouts under the Company’s annual performance incentive plan, which is paid in the year following the plan year.  A detailed description of the annual performance incentive plan can be found in the “Incentive compensation plan” section of the “Compensation Discussion and Analysis” portion of this proxy statement.

54 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

(e)	The “All Other Compensation” column includes the following:

		Company				Stock			Other
		Contributions		Medical	Value of	Discount from			Perquisites
		to Deferred	Company	Insurance	Company Paid	Employee	Allowance for		and
		Compensation	Contributions	Premium	Group Term	Stock	Personal	Relocation	Personal
		Plan	to 401(k) Plan	Reimbursement	Life Insurance	Purchase Plan	Automobile	Expenses	Benefits (ii)
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)
Greg	2023	12,594	9,138	11,000	3,564	7,086	8,400	—	8,591
Henslee (f)	2022	23,388	906	10,700	3,564	6,855	7,800	—	7,200
	2021	21,346	—	10,300	3,564	6,210	4,800	—	4,188
David	2023	7,840	12,453	11,000	6,798	—	—	—	867
O’Reilly (f)	2022	20,262	—	10,700	6,798	—	—	—	830
	2021	20,481	—	10,300	6,798	—	—	—	830
Greg D.	2023	—	4,553	11,000	2,322	12,913	7,200	—	8,823
Johnson	2022	42,404	4,933	10,700	2,322	12,421	7,200	—	8,355
	2021	40,038	—	10,300	2,322	11,708	7,200	—	8,088
Brad	2023	—	1,212	11,000	775	6,465	6,600	—	8,770
Beckham	2022	18,000	—	10,700	472	5,226	6,600	—	8,305
	2021	14,538	—	10,300	385	3,869	1,200	—	1,964
Brent	2023	10,688	10,523	11,000	2,281	2,586	7,200	—	9,210
Kirby	2022	18,000	1,385	10,700	1,242	2,091	7,200	—	8,674
	2021	15,000	—	10,300	1,121	68	6,600	—	7,786
Jeremy	2023	5,192	8,135	11,000	705	5,192	7,800	—	9,866
Fletcher (h)	2022	14,054	—	10,700	477	3,977	600	—	914
Scott R.	2023	—	1,938	1,692	—	—	—	13,358	100
Ross (i)
(ii)

The “Other Perquisites and Personal Benefits” column for each NEO for each year included perquisites and personal benefits valued at less than $10,000 for each benefit, which consisted primarily of, for certain NEOs but not necessarily all, club dues.

(f)	On May 13, 2021, Greg Henslee became Executive Chairman of the Board; at the same time, David O’Reilly became Executive Vice Chairman of the Board.
(g)

In November of 2023, in connection with Mr. Johnson’s planned retirement in January of 2024, his stock option award granted in February of 2023 was cancelled and substituted with a cash-based award with an equivalent grant-date fair value of the cancelled stock option award equal to $1,475,000, which is included in the “Bonus” column for the year ended December 31, 2023.  Such cash-based award was earned by and paid to Mr. Johnson in early 2024, following his retirement, and such cancellation and substitution was recommended by the Human Capital and Compensation Committee and approved by the Board.  Therefore, for purposes of the table above, Mr. Johnson is shown as having no equity-based compensation awarded in 2023.

(h)	Effective May 9, 2022, Mr. Fletcher was promoted to Executive Vice President and Chief Financial Officer.
(i)	Mr. Ross joined the Company in October of 2023 and received a one-time stock option award aligned with his position.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 55

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes all awards granted during the year ended December 31, 2023, to each of the NEOs:

GRANTS OF PLAN BASED AWARDS
					All Other	All Other
					Stock	Option		Grant
					Awards:	Awards:	Exercise	Date Fair
		Estimated Future Payouts			Number	Number of	or Base	Value of
		Under Non-Equity Incentive			of Shares	Securities	Price of	Stock and
		Plan Awards (a)			of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Max (b)	or Units (c)	Options (d)	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	($/Sh)	($)
Greg Henslee	2/2/2023	—	—	—	502	—	—	404,441
David O’Reilly	2/2/2023	—	—	—	435	—	—	350,462
Gregory D. Johnson (e)	2/2/2023	—	1,475,000	—	—	—	—	—
	2/2/2023	—	—	—	—	—	—	—
Brad Beckham	2/2/2023	—	750,000	—	—	—	—	—
	2/2/2023	—	—	—	—	2,375	805.66	750,154
Brent Kirby	2/2/2023	—	750,000	—	—	—	—	—
	2/2/2023	—	—	—	—	2,375	805.66	750,154
Jeremy Fletcher	2/2/2023	—	480,000	—	—	—	—	—
	2/2/2023	—	—	—	—	950	805.66	300,062
Scott R. Ross (f)	10/30/2023	—	448,000	—	—	—	—	—
	10/30/2023	—	—	—	—	2,501	930.14	1,000,068
(a)

The “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” - “Target” column refers to the potential cash payouts under the Company’s annual performance incentive plan for its executive officers, including the NEOs, for 2023, which would be paid during 2024.  The Human Capital and Compensation Committee approved the goals for the 2023 incentive plans in February of 2023.  The payout amounts for each NEO for 2023 were reviewed and approved by the Human Capital and Compensation Committee and the Board in February of 2024, upon completion of the consolidated financial statements for the fiscal year ended December 31, 2023.  The “Summary Compensation Table” details amounts actually paid under the 2023 annual performance incentive plans in the “Non-Equity Incentive Plan Compensation” column, which were paid in the year following the plan year.  A detailed description of the annual performance incentive plan can be found in the “Incentive compensation plan” section of the “Compensation Discussion and Analysis” portion of this proxy statement.

(b)	The maximum aggregate amount of cash compensation that may be paid to any one participant in any year is $10,000,000 per participant.
(c)	The “All Other Stock Awards: Number of Shares of Stock or Units” column refers to restricted share awards granted to NEOs, which vest in one installment on February 2, 2024.
(d)

The “All Other Option Awards: Number of Securities Underlying Options” column refers to stock option awards granted to the NEOs, which become exercisable with respect to 25% of the covered shares one year from the date of grant; 50% exercisable two years from the date of grant; 75% exercisable three years from the date of grant, while the remainder become exercisable four years from the date of grant.

(e)

In November of 2023, in connection with Mr. Johnson’s planned retirement in January of 2024, his stock option award granted in February of 2023 was cancelled and substituted with a cash-based award with an equivalent grant-date fair value of the cancelled stock option award equal to $1,475,000, which is included in the “Bonus” column of the “Summary Compensation Table” for the year ended December 31, 2023.  Such cash-based award was earned by and paid to Mr. Johnson in early 2024, following his retirement, and such cancellation and substitution was recommended by the Human Capital and Compensation Committee and approved by the Board.  Therefore, for purposes of the table above, Mr. Johnson is shown as having no equity-based compensation awarded in 2023.

(f)	Mr. Ross joined the Company in October of 2023 and received a one-time stock option award aligned with his position.

56 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

The following table identifies information concerning unexercised stock options, stock options that have not vested and stock awards that have not vested for each of the NEOs as of December 31, 2023:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	Option Awards					Stock Awards
						Number		Market Value
						of Shares		of Shares
						or Units		or Units
	Number of Securities			Option		of Stock		of Stock
	Underlying Unexercised			Exercise	Option	That Have		That Have
	Options (#)			Price	Expiration	Not Vested		Not Vested
Name	Exercisable	Unexercisable		($)	Date	(#)		($)
Greg Henslee	18,264	—		256.34	1/28/2026	—		—
	18,247	—		256.69	2/2/2027	—		—
	—	—		—	—	1,137	(a)	1,080,241	(a)
David O’Reilly	—	—		—	—	1,049	(b)	996,634	(b)
Gregory D. Johnson	10,227	—		262.38	2/1/2028	—		—
	22,064	—		262.38	2/1/2028	—		—
	8,885	—		344.66	1/31/2029	—		—
	7,355	2,452	(c)	419.88	1/30/2030	—		—
	4,516	4,515	(d)	451.84	2/4/2031	—		—
	1,584	4,749	(e)	660.48	2/3/2032	—		—
Brad Beckham	1,032	—		192.65	1/29/2025	—		—
	5,000	—		210.23	3/13/2025	—		—
	833	—		256.34	1/28/2026	—		—
	909	—		256.69	2/2/2027	—		—
	1,564	—		262.38	2/1/2028	—		—
	1,377	—		344.66	1/31/2029	—		—
	1,177	392	(c)	419.88	1/30/2030	—		—
	836	836	(d)	451.84	2/4/2031	—		—
	1,077	3,230	(f)	695.94	1/3/2032	—		—
	667	1,999	(e)	660.48	2/3/2032	—		—
	—	2,375	(g)	805.66	2/2/2033	—		—
Brent Kirby	10,725	—		290.51	7/18/2028	—		—
	1,106	—		344.66	1/31/2029	—		—
	777	259	(c)	419.88	1/30/2030	—		—
	836	836	(d)	451.84	2/4/2031	—		—
	1,077	3,230	(f)	695.94	1/3/2032	—		—
	667	1,999	(e)	660.48	2/3/2032	—		—
	—	2,375	(g)	805.66	2/2/2033	—		—
Jeremy Fletcher	5,000	—		210.23	3/13/2025	—		—
	253	—		272.21	3/11/2026	—		—
	826	—		256.69	2/2/2027	—		—
	812	—		262.38	2/1/2028	—		—
	666	—		344.66	1/31/2029	—		—
	494	165	(c)	419.88	1/30/2030	—		—
	322	320	(d)	451.84	2/4/2031	—		—
	117	350	(e)	660.48	2/3/2032	—		—
	1,085	3,255	(h)	610.07	5/9/2032	—		—
	—	950	(g)	805.66	2/2/2033	—		—
Scott R. Ross	—	2,501	(i)	930.14	10/30/2033	—		—

(a)

Represents restricted shares granted on February 4, 2021, February 3, 2022, and February 2, 2023.  The restricted shares granted on February 4, 2021, vest in one remaining installment of 239 shares on February 4, 2024.  The restricted shares granted on February 3, 2022, vest in two remaining installments of 198 shares each on February 3, 2024, and February 3, 2025.  The restricted shares granted on February 2, 2023, vest in one installment of 502 shares on February 2, 2024.  Market value is calculated by multiplying the “Number of Shares or Units of Stock that

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 57

COMPENSATION OF EXECUTIVE OFFICERS

Have Not Vested” by the closing price of our common stock of $950.08 as reported on the Nasdaq on December 29, 2023, the last trading day of 2023.

(b)

Represents restricted shares granted on February 4, 2021, February 3, 2022, and February 2, 2023.  The restricted shares granted on February 4, 2021, vest in one remaining installment of 271 shares on February 4, 2024.  The restricted shares granted on February 3, 2022, vest in two remaining installments of 172 shares on February 3, 2024, and 171 shares on February 3, 2025.  The restricted shares granted on February 2, 2023, vest in one installment of 435 shares on February 2, 2024.  Market value is calculated by multiplying the “Number of Shares or Units of Stock that Have Not Vested” by the closing price of our common stock of $950.08 as reported on the Nasdaq on December 29, 2023, the last trading day of 2023.

(c)	Represents stock options granted on January 30, 2020, which become exercisable in four equal installments on January 30, 2021, 2022, 2023, and 2024.
(d)	Represents stock options granted on February 4, 2021, which become exercisable in four equal installments on February 4, 2022, 2023, 2024, and 2025.
(e)	Represents stock options granted on February 3, 2022, which become exercisable in four equal installments on February 3, 2023, 2024, 2025, and 2026.
(f)	Represents stock options granted on January 3, 2022, which become exercisable in four equal installments on January 3, 2023, 2024, 2025, and 2026.
(g)	Represents stock options granted on February 2, 2023, which become exercisable in four equal installments on February 2, 2024, 2025, 2026, and 2027.
(h)	Represents stock options granted on May 9, 2022, which become exercisable in four equal installments on May 9, 2023, 2024, 2025 and 2026.
(i)	Represents stock options granted on October 30, 2023, which become exercisable in four equal installments on October 30, 2024, 2025, 2026, and 2027.

The following table summarizes stock option awards exercised and shares of restricted stock, which vested during the year ended December 31, 2023, and the aggregate dollar values realized upon such exercise or vesting for each of the NEOs:

OPTION EXERCISES AND STOCK VESTED
	Options Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting (a)	Vesting
Name	(#)	($)	(#)	($)
Greg Henslee	23,088	17,187,214	696	551,864
David O’Reilly	—	—	734	581,896
Gregory D. Johnson	13,314	8,854,979	—	—
Brad Beckham	—	—	—	—
Brent Kirby	—	—	—	—
Jeremy Fletcher	—	—	—	—
Scott R. Ross	—	—	—	—
(a)	Reflects the vesting of restricted stock awards granted in 2020, 2021, and 2022; these restricted share awards vest annually in equal installments over a three-year period.

58 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

The following table identifies information regarding the contributions by each NEO and the Company under the Deferred Compensation Plan for the year ended December 31, 2023, as well as information on aggregate earnings, withdrawals, and balances for each NEO:

NONQUALIFIED DEFERRED COMPENSATION
	Executive	Registrant	Aggregate	Withdrawals /	Aggregate
	Contributions in	Contributions in	Earnings in Last	Distributions in	Balance at Last
	Last Fiscal Year (a)	Last Fiscal Year (b)	Fiscal Year (c)	Last Fiscal Year	Fiscal Year End
Name	($)	($)	($)	($)	($)
Greg Henslee	80,489	23,388	893,942	—	6,921,199
David O’Reilly	20,920	20,262	418,529	—	2,766,605
Gregory D. Johnson	1,297,913	42,404	888,819	—	5,503,271
Brad Beckham	395,093	18,000	296,069	—	1,951,544
Brent Kirby	80,167	18,000	72,354	—	593,876
Jeremy Fletcher	148,077	14,054	407,923	—	2,388,940
Scott R. Ross	—	—	—	—	—
(a)	All NEO contribution amounts have been included in the “Salary” column of the “Summary Compensation Table.”
(b)

This column includes the registrant contributions paid in 2023, which were earned by the NEOs for service in 2022.  All registrant contributions have been included in the “All Other Compensation” column of the “Summary Compensation Table.”  NEOs must be employed on December 31 to receive that year’s Company contribution, with the Company contribution funded annually at the beginning of the year following the year in which the contribution was earned.  At the beginning of 2024, Company contributed $12,594, $7,840, $10,688, and $5,192 for Greg Henslee, David O’Reilly, Brent Kirby, and Jeremy Fletcher, respectively, for the fiscal year ended December 31, 2023; the Company did not make a contribution for Gregory D. Johnson, Brad Beckham, or Scott R. Ross.

(c)

Amounts included in the “Aggregate Earnings in Last Fiscal Year” column are not reported as compensation in the “Summary Compensation Table” because the Company does not pay guaranteed, above-market, or preferential earnings on deferred compensation under the Deferred Compensation Plan.

CEO Pay Ratio

Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act (the “Rule”), presented below is the ratio of annual total compensation of the Company’s Chief Executive Officer, Gregory D. Johnson, to the annual total compensation of the Company’s median employee (excluding the Chief Executive Officer).  The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u).

To determine the median employee in 2021, the Company calculated the annual total cash compensation of each employee for the year ended December 31, 2021, which was also the measurement date.  Total cash compensation for this purpose included base salary, bonus, and commissions compiled from the Company’s payroll data.  For employees who were hired during the year, but did not work the full year, their compensation was annualized, but no cost-of-living adjustments were made.  Independent contractors or leased workers were not included in the employee population.

For 2023, the Company used the same median employee for purposes of the ratio calculation, as it did for the years ended December 31, 2021 and 2022, and the Company used the same measurement date of December 31.  The Company determined that there had been no material changes to its 2021 median employee’s position, job functions or employment status, and there had been no change to the Company’s overall employee population or employee compensation arrangements that would significantly impact the pay ratio disclosure.  No cost-of-living adjustments were applied as part of the calculation.

Employees outside of the U.S. and Puerto Rico were excluded from the total employee population under the Rule’s allowed de minimis exemption, as these 2,830 employees employed in Mexico and Canada accounted for less than 5% of the Company’s total employee population of 90,188 as of December 31, 2023.  For 2023, the employee population for the ratio calculation consisted of 87,358 full-time, part-time, and seasonal workers who were employed in the United States as of December 31, 2023.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 59

COMPENSATION OF EXECUTIVE OFFICERS

For the Year Ended
December 31, 2023
Annual total compensation, as determined under the Rule, for the Company’s Chief Executive Officer	$5,603,352
Annual total compensation, as determined under the Rule, for the Company’s median employee	$35,086
CEO-to-median employee pay ratio	160 to 1

See the “Summary Compensation Table” for further details concerning the Company’s Chief Executive Offer’s compensation.

Pay versus Performance

Pursuant to Item 402(v) of Regulation S-K and Section 953(a) of the Dodd-Frank Act, presented below is information that shows the compensation paid to Company NEOs and financial performance of the Company.  The Company did not materially modify or reprice any outstanding equity awards in fiscal 2023.

			Average		Value of Initial Fixed $100
			Summary	Average	Investment Based On:
	Summary		Compensation	Compensation		Peer Group
	Compensation	Compensation	Table Total	Actually Paid	Total	Total
	Table Total	Actually Paid	for Non-PEO	to Non-PEO	Shareholder	Shareholder		Operating
	for PEO	to PEO(e)(f)(g)	NEOs	NEOs(h)(i)	Return	Return(j)	Net Income	Income(k)
Year	($)	($)	($)	($)	($)	($)	($)	($)
2023 (a)	5,603,352	6,204,611	1,903,937	2,266,462	217	159	2,346,581,000	3,186,376,000
2022 (b)	5,477,351	8,519,969	2,201,556	3,340,752	193	112	2,172,650,000	2,954,491,000
2021 (c)	12,764,271	19,042,393	4,150,852	5,926,087	161	173	2,164,685,000	2,917,168,000
2020 (d)	8,990,958	9,135,920	3,266,357	3,273,105	103	145	1,752,302,000	2,419,336,000
(a)	For 2023, Gregory D. Johnson was the PEO and the non-PEOs included Greg Henslee, David O’Reilly, Brad Beckham, Brent Kirby, Jeremy Fletcher, and Scott R. Ross.
(b)	For 2022, Gregory D. Johnson was the PEO and non-PEO NEOs included Greg Henslee, David O’Reilly, Brad Beckham, Jeremy Fletcher, Brent Kirby, and Tom McFall.
(c)	For 2021, Gregory D. Johnson was the PEO and non-PEO NEOs included Greg Henslee, David O’Reilly, Brad Beckham, Brent Kirby, Tom McFall, and Jeff M. Shaw.
(d)	For 2020, Gregory D. Johnson was the PEO and non-PEO NEOs included Greg Henslee, David O’Reilly, Tom McFall, and Jeff M. Shaw.
(e)

In November of 2023, in connection with Mr. Johnson’s planned retirement in January of 2024, his stock option award granted in February of 2023 was cancelled and substituted with a cash-based award with an equivalent grant-date fair value of the cancelled stock option award equal to $1,475,000, which is included in the “Bonus” column of the “Summary Compensation Table” for the year ended December 31, 2023.  Such cash-based award was earned by and paid to Mr. Johnson in early 2024, following his retirement, and such cancellation and substitution was recommended by the Human Capital and Compensation Committee and approved by the Board.  Therefore, Mr. Johnson is shown as having no equity-based compensation awarded in 2023.

(f)

The amounts in the following table represent each of the amounts deducted from and added to the equity award values, as presented in the “Summary Compensation Table,” for the PEO for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in the “Compensation Actually Paid to PEO” column of the “Pay Versus Performance” table.  There was no change in pension values for the years ended December 31, 2023, 2022, 2021, and 2020, as the Company did not offer a pension plan.

	Grant Date	Year-End	Change in Fair Value	Change in Fair Value	Total
	Fair Value of	Value of	as of Year-End	as of the Vesting Date	Equity Value
	Equity Awards	Equity Awards	of Any Prior Year	of Any Prior Year	Reflected in
	Granted During	Granted During	Awards that Remain	Awards that Vested	Compensation
	Applicable Year(e)	Applicable Year(e)	Unvested as of Year-End	During Applicable Year	Actually Paid
Year	($)	($)	($)	($)	($)
2023	—	—	1,054,053	(452,794)	601,259
2022	(1,425,055)	2,669,294	2,461,678	(663,299)	3,042,618
2021	(1,349,999)	3,186,484	4,659,462	(217,825)	6,278,122
2020	(1,249,949)	1,514,108	301,086	(420,283)	144,962

60 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

(g)	The table below identifies the weighted-average assumptions used in the Black-Scholes option pricing model for valuing option awards included in compensation actually paid to PEO:

	December 31,
	2023		2022		2021		2020
Risk free interest rate	3.82%		3.09%		1.02%		0.65%
Expected life	7.2	Years	7.1	Years	7.0	Years	7.0	Years
Expected volatility	28.3%		29.6%		29.7%		29.3%
Expected dividend yield	—%		—%		—%		—%

(h)

The amounts in the following table represent each of the amounts deducted from and added to the equity award values, as presented in the “Summary Compensation Table,” for the non-PEO NEOs for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in the “Average Compensation Actually Paid to non-PEO NEOs” column of the “Pay Versus Performance” table.  There was no change in pension values for the years ended December 31, 2023, 2022, 2021, and 2020, as the Company did not offer a pension plan.

	Grant Date	Year-End	Change in Fair Value	Change in Fair Value	Total
	Fair Value of	Value of	as of Year-End	as of the Vesting Date	Equity Value
	Equity Awards	Equity Awards	of Any Prior Year	of Any Prior Year	Reflected in
	Granted During	Granted During	Awards that Remain	Awards that Vested	Compensation
	Applicable Year	Applicable Year	Unvested as of Year-End	During Applicable Year	Actually Paid
Year	($)	($)	($)	($)	($)
2023	(592,557)	727,429	259,860	(32,207)	362,525
2022	(989,596)	1,747,461	471,834	(90,504)	1,139,196
2021	(479,515)	1,039,838	1,217,694	(2,782)	1,775,235
2020	(578,083)	677,148	105,700	(198,017)	6,748

(i)	The table below identifies the weighted-average assumptions used in the Black-Scholes option pricing model for valuing option awards included in average compensation actually paid to non-PEO NEOs:

	December 31,
	2023		2022		2021		2020
Risk free interest rate	3.83%		3.12%		1.00%		0.69%
Expected life	7.3	Years	7.2	Years	7.0	Years	6.9	Years
Expected volatility	28.2%		29.5%		29.6%		29.2%
Expected dividend yield	—%		—%		—%		—%

(j)

Peer Group is the Standard and Poor’s S&P 500 Retail Index used for purposes of Item 201(e) of Regulation S-K.  Please see Item 5 “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” included on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for further discussion of its peer group.

(k)	We determined Operating Income to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs for fiscal 2023.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 61

COMPENSATION OF EXECUTIVE OFFICERS

Below shows the graphical description of the relationship between “Compensation Actually Paid” to the PEO and the average “Compensation Actually Paid” to the non-PEO NEOs to the Company’s financial performance measures, Net Income, and Operating Income, for the four most recently completed fiscal years:

COMPENSATION ACTUALLY PAID VERSUS FINANCIAL PERFORMANCE MEASURES

Thousands
Millions
$20,000
$17,000
$14,000
$11,000
$8,000
$5,000
$2,000
$3,420
$2,850
$2,280
$1,710
$1,140
$570
$-
2020
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income
Operating Income

62 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Below shows the graphical description of the relationship between “Compensation Actually Paid” to the PEO and the average “Compensation Actually Paid” to the non-PEO NEOs to the Company’s total shareholder return, value of initial fixed $100 investment, for the four most recently completed fiscal years:

COMPENSATION ACTUALLY PAID VERSUS TOTAL SHAREHOLDER RETURN

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 63

COMPENSATION OF EXECUTIVE OFFICERS

Below shows the graphical description of the relationship between the Company’s total shareholder return and its peer group total shareholder return, value of initial fixed $100 investment, for the four most recently completed fiscal years:

TOTAL SHAREHOLDER RETURN

$225
$200
$175
$150
$125
$100
2019
2020
2021
2022
2023
O'Reilly Total Shareholder Return
Peer Group Total Shareholder Return

Below, in an unranked order, are the most important financial performance measures used to link executive compensation actually paid to the Company’s NEOs, except Greg Henslee and David O’Reilly, to the Company’s performance for the year ended December 31, 2023, as further described in the “Compensation Discussion and Analysis” portion of this proxy statement.  Greg Henslee and David O’Reilly, in consultation with the Human Capital and Compensation Committee, are excluded from participation in the annual cash incentive compensation plan pursuant to their responsibilities of providing strategic direction and guidance to the Company and their limited role in the Company’s day-to-day operational activities and, therefore, excluded from these financial performance measures.

MOST IMPORTANT PERFORMANCE MEASURES
Comparable Store Sales
Operating Income
Return on Invested Capital
Free Cash Flow

Potential Payments on Termination or Change in Control

The Company has entered into change in control severance agreements (“the CIC Agreements”) with its NEOs, which become effective only upon a Change in Control (as defined in the CIC Agreements).  In addition, under the Company’s incentive plans there is acceleration of vesting with respect to stock options and restricted stock awards upon a Change in Control (as defined in the applicable incentive plan).

64 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Pursuant to the terms of the CIC Agreements, if, within six months prior to or two years following a Change in Control, any of the NEOs’ employment is terminated by the Company without “Cause,” by reason of death or “Disability,” or by the NEO for “Good Reason” (each, as defined in the CIC Agreements), then, subject to the NEO’s execution of a release of claims and compliance with their CIC Agreement the NEO will be entitled to:

●	Continuation of salary for two years and a payment equal to two times the NEO’s target bonus.
●	Continuation of insurance coverage for two years.
●	Any unpaid bonus for the immediately preceding year and a pro rata target bonus for the year of termination.
●	An amount equal to all earned but unused paid time off.
●	Payment for outplacement services, up to $30,000 and not to exceed 24 months.
●	Immediate vesting for all equity-based awards and immediate exercisability for 12 months for all outstanding stock options.
●	All reasonable legal fees and expenses incurred in disputing the termination of the executive’s employment.

The following table shows the amounts that NEOs who have entered into CIC Agreements would have received if their employment had been terminated by the Company without Cause, by reason of death or Disability, or by the NEO for Good Reason immediately following a Change in Control on December 31, 2023.  The unvested stock option grants and unvested restricted share awards vest pursuant to the terms of the incentive plans upon a Change in Control irrespective of a termination of employment.  The below table does not include amounts related to the NEOs’ vested benefits under the Deferred Compensation Plan, pursuant to vested stock option grants or vested restricted share awards or other compensation, which are described in the tables above.

	Greg	David	Gregory D.	Brad	Brent	Jeremy	Scott R.
	Henslee	O’Reilly	Johnson	Beckham	Kirby	Fletcher	Ross
Annual salary for two years	$1,617,000	$1,401,000	$2,950,000	$1,500,000	$1,500,000	$1,200,000	$1,120,000
Incentive compensation	—	—	2,950,000	1,500,000	1,500,000	960,000	896,000
Continuation of insurance coverage	50,769	1,969	51,590	58,985	83,193	58,143	37,844
Earned but not used paid time off	96,398	83,521	175,864	50,481	43,270	56,538	—
Unvested stock option grants	—	—	4,924,914	2,367,147	2,296,631	1,592,211	49,870
Unvested restricted share awards	1,080,241	996,634	—	—	—	—	—
Total (a)	$2,844,408	$2,483,124	$11,052,368	$5,476,613	$5,423,094	$3,866,892	$2,103,714
(a)	Each NEO may also receive payment for outplacement service for up to $30,000.

Director Compensation

Please see the “Compensation of Directors” section of this proxy statement for a discussion of the manner in which the Company’s directors are compensated.

Certain Relationships and Related Transactions

The Company leases certain land and buildings related to 68 of its O’Reilly Auto Parts stores and one surplus property under fifteen- and twenty-year operating lease agreements with entities in which David O’Reilly and Larry O’Reilly, or members of their families, are affiliated.  In addition, the Company leases certain land and buildings related to two of its O’Reilly Auto Parts stores under fifteen-year operating lease agreements with Greg Henslee.  Generally, these lease agreements provide for renewal options for an additional five years at the option of the Company and the lease agreements are periodically modified to further extend the lease term for specific stores under the agreements.  The total aggregate lease payments paid by the Company to the entities and individuals above was $4.7 million for the year ended December 31, 2023.  The Company believes that the terms and conditions of the transactions with affiliates described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 65

COMPENSATION OF EXECUTIVE OFFICERS

Approval or Ratification of Transactions with Related Persons

Pursuant to the terms of the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all proposed transactions between the Company, any of the Company’s Officers or Directors, or relatives or affiliates of any such Officers or Directors, to ensure that such related party transactions are on a similar economic basis as a like transaction that occurred at arm’s length with an independent third party and are in the Company’s overall best interest and in the best interest of the Company’s shareholders.  The quarterly Audit Committee meeting includes a standing agenda item for the review of such related party transactions.  The Audit Committee has not adopted any specific procedures for the conduct of the reviews, rather each transaction is considered in light of the individual facts and circumstances.  In the course of its review and approval of a transaction, the Audit Committee considers the following, among other factors it deems appropriate:

●	Whether the transaction is fair and reasonable to the Company.
●	The business reasons for the transaction.
●	Whether the transaction would impair the independence of one or more of the Company’s Officers or Directors.
●	Whether the transaction is material, taking into account the significance of the transaction.

During 2023, all related party transactions were reviewed in accordance with the above procedures.

66 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

SHARE OWNERSHIP INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table summarizes information as of December 31, 2023, with respect to each person or other entity (other than management) known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of common stock.

		Amount and Nature of		Percent of
Class of Stock	Name and Address of Beneficial Owner	Beneficial Ownership		Class
Common Stock	The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,008,337	(1)	8.5%
Common Stock	BlackRock, Inc. 50 Hudson Yards New York, New York 10001	4,056,813	(2)	6.9%
(1)

As reflected on such beneficial owner’s Schedule 13G/A dated February 13, 2024, provided to the Company in accordance with the Exchange Act.  Of the 5,008,337 shares reported, The Vanguard Group claimed sole voting power over no shares, shared voting power over 78,865 shares, sole dispositive power over 4,752,986 shares, and shared dispositive power over 255,351 shares.

(2)

As reflected on such beneficial owner’s Schedule 13G/A dated January 26, 2024, provided to the Company in accordance with the Exchange Act.  Of the 4,056,813 shares reported, BlackRock, Inc. claimed sole voting power over 3,645,152 shares, shared voting power over no shares, sole dispositive power over 4,056,813 shares, and shared dispositive power over no shares.

SECURITY OWNERSHIP OF DIRECTORS & MANAGEMENT

The following table summarizes, as of March 7, 2024, the beneficial ownership of the Company’s outstanding shares of common stock for each current Director and Director nominee of the Board, each of the Company’s current Named Executive Officers, and all Directors and executive officers as a group.  Unless otherwise indicated, the Company believes that the beneficial owners set forth in the following table have sole voting and dispositive power.

	Direct	Indirect	Current Exercisable	Total	Percent of
Name	Ownership	Ownership	Options (a)	Ownership (a)	Class
Greg Henslee (b)	13,328	20,037	36,511	69,876	*
David O’Reilly (c)	43,386	200,649	—	244,035	*
Larry O’Reilly (d)	37,703	153,764	—	191,467	*
Jay D. Burchfield (e)	17,008	—	—	17,008	*
Thomas T. Hendrickson (e)	1,215	—	—	1,215	*
John R. Murphy (e)	950	—	—	950	*
Dana M. Perlman (e)	1,197	—	—	1,197	*
Maria A. Sastre (e)	1,046	—	—	1,046	*
Andrea M. Weiss (e)	1,127	—	—	1,127	*
Fred Whitfield (e)	534	—	—	534	*
Gregory D. Johnson (f)	4,829	980	15,364	21,173	*
Brad Beckham (f)	706	1,078	17,620	19,404	*
Brent Kirby (f)	43	—	18,203	18,246	*
Jeremy Fletcher (f)	2,335	212	5,255	7,802	*
Scott R. Ross (f)	—	97	—	97	*
All Directors and executive officers as a group (27 persons)	130,990	382,185	185,600	698,775	1.18%
*	denotes less than 1.0%

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 67

SHARE OWNERSHIP INFORMATION

(a)	With respect to each person, assumes the exercise of all stock options held by such person that were exercisable within 60 days of March 7, 2024.
(b)

The stated number of directly owned shares includes 597 restricted shares awarded under the Company’s long-term incentive compensation plans.  The stated number of indirectly owned shares includes 4,993 owned shares held in the O’Reilly Employee Savings Plan with Fidelity Investments (“Fidelity”) as trustee and 15,044 shares held in a Grantor Retained Annuity Trust (“GRAT”).

(c)

The stated number of directly owned shares includes 517 restricted shares awarded under the Company’s long-term incentive compensation plans.  The stated number of indirectly owned shares includes 10,635 shares owned by Mr. O’Reilly’s spouse, 190,003 shares controlled by Mr. O’Reilly as trustee of a trust for the benefit of his children, and 11 shares held in the O’Reilly Employee Savings Plan with Fidelity as trustee.

(d)

The stated number of indirectly owned shares includes 95,490 shares controlled by Mr. O’Reilly as trustee of a trust for the benefit of his children, 31,564 shares held in a GRAT, and 26,710 shares controlled by Mr. O’Reilly in a family registered partnership.

(e)	The stated number of directly owned shares includes 169 restricted shares awarded under the Company’s long-term incentive compensation plans.
(f)	The stated number of indirectly owned shares are held in the O’Reilly Employee Savings Plan with Fidelity as trustee.

68 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

SHARE OWNERSHIP INFORMATION

Officer and Director Stock Ownership Guidelines

The Board has adopted stock ownership requirements for the Company’s Directors, executive officers and executive and senior vice presidents to align their interests with those of the Company’s shareholders.  In February of 2023, the Board revised the stock ownership requirements for the affiliated Director(s), president(s), and co-presidents to further align the Company’s Board and management interests with those of the Company’s shareholders.  The Human Capital and Compensation Committee reviews the stock ownership guidelines and requirements and reviews progress toward meeting ownership requirements quarterly and has discretion to waive these guidelines; however, it has never done so.  As of December 31, 2023, all Directors and executive officers were in compliance with our stock ownership guidelines:

REQUIREMENT	DESCRIPTION
Minimum Ownership Requirement
●
Independent Director:  5x annual cash retainer
●
Affiliated Director:  5x base salary
●
Chief Executive Officer:  5x base salary
●
President / Co-President:  4x base salary
●
Executive Vice President:  3x base salary
●
Senior Vice President:  2x base salary

Eligible Equity
●
All eligible equity is valued at the closing price of our common stock as of the end of the fiscal year.
●
Eligible equity includes shares that are reportable as beneficially owned, whether direct or indirect.
●
No portion of unvested awards are included for purposes of determining compliance with these guidelines.

Transition Period
●
Independent Directors:  Within five years of the date they join the Board or of a change in the minimum requirement
●
Affiliated Directors and Executives:  Within five years of first assuming their respective position or of a change in the minimum requirement

Holding Requirements
●
Individuals who do not comply with the required level of ownership within the specified time period will be required to hold 50% of net after-tax shares issued upon the exercise of any of their stock options and will not be allowed to sell any other shares of the Company that they may own until compliance is achieved.
●
The stock ownership requirement does not apply after an executive reaches age 62, in order to facilitate appropriate financial planning as potential retirement approaches.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Such individuals are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on its review of the copies of such forms furnished to it and written representations with respect to the timely filing of all reports required to be filed, it believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions for the year ended December 31, 2023, except for a late Form 4 filing dated February 22, 2023, made on behalf of John R. Murphy reporting a transaction made on February 14, 2023.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 69

SHARE OWNERSHIP INFORMATION

EQUITY COMPENSATION PLANS

The following table sets forth shares authorized for issuance under the Company’s equity compensation plans as of December 31, 2023 (in thousands, except weighted-average exercise price):

	(A)	(B)	(C)
Number of securities remaining
	Number of securities to be	Weighted-average	available for future issuance
	issued upon exercise of	exercise price of	under equity compensation plans
	outstanding options,	outstanding options,	(excluding securities reflected in
Plan Category	warrants and rights	warrants and rights (a)	column (A)).
Equity compensation plans approved by shareholders	884	$428.50	5,492
Equity compensation plans not approved by shareholders	—	—	—
Total	884	$428.50	5,492
(a)	Includes weighted average exercise price of outstanding stock options.

70 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

GENERAL INFORMATION

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters described in the accompanying notice of meeting.

When and where will the 2024 Annual Meeting be held?

The Annual Meeting will be held in a virtual only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2024 on Thursday, May 16, 2024, at 9:00 a.m. Central Time.  To access the virtual Annual Meeting, you must enter the 16-digit control number found on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials.  If you do not have a control number, you may access the Annual Meeting as a guest.  Online access to the live audio webcast of the Annual Meeting will open 15 minutes prior to the start of the Annual Meeting.  We encourage you to access the meeting in advance of the designated start time.

What is a “shareholder of record”?

A shareholder of record is a shareholder whose ownership of the Company’s common stock is reflected directly on the books and records of the transfer agent, Computershare Trust Company, N.A. (“Computershare”).

What is the record date for the Annual Meeting?

The record date is March 7, 2024.  Shareholders of record at the close of business on March 7, 2024, will be entitled to vote at the Annual Meeting.  Each share of common stock will have one vote on each matter to be voted upon.

Which O’Reilly shares are included in the proxy card I received?

The proxy card you received covers the number of common shares to be voted in your account as of the record date.

What is the difference between holding shares as a registered shareholder and as a beneficial owner?

A registered shareholder owns shares that are registered directly in their name with the Company’s transfer agent, Computershare.  A beneficial owner owns shares held in a stock brokerage account or by a bank.  If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.”  If you are a beneficial owner but not a shareholder of record, you should follow the instructions provided by your broker, bank, or other record holder to direct your broker, bank, or other holder on how to vote your shares.

Why would I receive more than one proxy card?

You may receive more than one proxy card if you owned shares in more than one account.  You should vote the shares on each of your proxy cards.

What matters will be voted on at the Annual Meeting?

At the Annual Meeting, shareholders will be asked to vote on four proposals that were solicited by the Board (Proposals 1 through 3), as well as a shareholder proposal (Proposal 4), if properly presented at the Annual Meeting:

1)	To elect as Directors the ten nominees named in this proxy statement;
2)	To conduct an advisory (non-binding) vote on executive compensation;
3)	To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2024; and
4)	A shareholder proposal entitled “Independent Board Chairman,” if properly presented.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 71

GENERAL INFORMATION

How do I vote my shares?

You may vote your share by proxy or during the meeting:

1)

Via Mail:  You may vote by properly completing and signing the enclosed proxy card and returning the card in the enclosed, postage-paid envelope.  Please specify your choices on the proxy card by marking the appropriate boxes.  Shares will be voted in accordance with your written instructions; however, it is not necessary to mark any boxes if you wish to vote in accordance with the Board’s recommendations, outlined further below.  Mark, sign, and date your proxy card and return it in the postage-paid envelope provided or send it to O’Reilly Automotive, Inc. Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

2)

Via the Internet:  You may vote on the Internet by visiting www.proxyvote.com.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

3)	Via Telephone: Using any touch-tone telephone, you may vote your shares by dialing toll-free: 1-800-690-6903. Have your proxy card in hand when calling and follow the instructions.
4)

During the Meeting:  You may vote at the Annual Meeting using the 16-digit control number included on your proxy card, voting instruction form or Important Notice Regarding the Availability of Proxy Materials.

If you choose to vote on the Internet or by telephone, please note voting will close at 11:59 p.m. Eastern Time, on Wednesday, May 15, 2024.  The Board encourages you to vote your shares promptly.

May I change my vote after I submit my proxy?

You may change your vote after submitting a proxy card.  If, after sending in your proxy, you desire to revoke your proxy for any reason, you may do so by notifying the Secretary of the Company in writing at the principal executive office at any time prior to the voting of the proxy.  The Company’s principal executive office is located at 455 South Patterson Avenue, Springfield, Missouri 65802, the mailing address for which is O’Reilly Automotive, Inc., 233 South Patterson Avenue, Springfield, Missouri 65802, Attention: Secretary.

Are my votes confidential?

All shareholder meeting proxies and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements.  Representatives of Broadridge Financial Solutions (“Broadridge”) will act as the inspector of election and will count the votes.

How will my vote be counted?

All votes will be tabulated by Broadridge.  All properly executed proxies received by the Board pursuant to this solicitation will be voted in accordance with the shareholder’s directions specified in the proxy card.  If no such directions have been specified by marking the appropriate squares in the signed and returned proxy card, the shares will be voted by the persons named in the enclosed proxy card as follows:

1)	FOR the election as Directors the ten nominees named in this proxy statement;
2)	FOR the approval, by an advisory (non-binding) vote, of the 2023 compensation of the Company’s Named Executive Officers;
3)	FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024; and
4)	AGAINST the shareholder proposal entitled “Independent Board Chairman,” if properly presented.

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein.  The Company’s shareholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

No nominee has indicated that he or she would be unable or unwilling to serve as a Director, if elected.  However, should any nominee become unable or unwilling to serve for any reason, it is intended that the persons named in the proxy will vote for the election of

72 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

GENERAL INFORMATION

such other persons in their stead as may be designated by the Board.  The Board is not aware of any reason that might cause any nominee to be unavailable to serve as a Director.

How does the Board recommend I vote?

●	The Board recommends a vote “FOR” each of the nominees for Director named in this proxy statement.
●	The Board recommends a vote “FOR” the approval, by an advisory (non-binding) vote, of the 2023 compensation of the Company’s Named Executive Officers.
●	The Board recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2024.
●	The Board recommends a vote “AGAINST” the shareholder proposal entitled “Independent Board Chairman,” if properly presented.

What constitutes a quorum?

On March 7, 2024, there were 59,027,035 shares of common stock outstanding, which constitutes all of the outstanding shares of the Company’s voting capital stock.  A majority of the outstanding shares entitled to vote at the Annual Meeting, represented virtually or by proxy, will constitute a quorum at the meeting.

What are the standards for determining whether an item has been approved?

	Quorum		Effect of	Effect of Broker Non-
Item of Business	Required	Voting Approval Standard	Abstention (1)	Votes (2)
Proposal 1: Election of Directors (3)	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Counted for quorum purposes; no effect on voting
Proposal 2: Advisory vote on Executive Compensation	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Counted for quorum purposes; no effect on voting
Proposal 3: Ratification of Selection of Independent Auditors	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Not applicable
Proposal 4: Shareholder proposal entitled “Independent Board Chairman”	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Counted for quorum purposes; no effect on voting
(1)	Proxies marked “ABSTAIN” will be deemed to be represented at the Annual Meeting and considered in determining whether the requisite number of affirmative votes are cast on such matter.
(2)

A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner of shares, and the broker does not have, or declines to exercise, discretionary authority to vote those shares.

(3)	Cumulative voting is not allowed for Election of Directors.
(4)	“Shares present and entitled to vote” includes shares represented virtually or by proxy at the Annual Meeting.

Broker non-votes occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the beneficial owner of the shares, and the firm does not have the authority to vote the shares in its discretion.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 73

GENERAL INFORMATION

How can I get electronic access to the Notice, proxy statement and Annual Report?

The Notice, proxy statement, and Annual Report are available at www.proxyvote.com.  The required control number can be found on your proxy card.  These materials are also available on our website at www.OReillyAuto.com, under the “Investor Relations” caption and then “Financials” caption.

Where may I find the voting results of the Annual Meeting?

The Board plans to announce the preliminary voting results at the Annual Meeting.  The Company plans to publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting, if final voting results are available at that time.  If the final voting results are not available within that time, the Company will report preliminary results in a Current Report on Form 8-K within four business days following the Annual Meeting and will report final voting results in an amended Current Report on Form 8-K when available.

Will a proxy solicitor be used?

No, the Company has not engaged a third party to assist in the solicitation of proxies for the Annual Meeting.

What are the deadlines for consideration of shareholder proposals or director nominations for the 2025 Annual Meeting of Shareholders?

Shareholder proposals intended to be presented at the 2025 Annual Meeting of Shareholders and included in the Company’s proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company’s principal executive offices by November 29, 2024.  The Company’s Amended and Restated Bylaws (the “Bylaws”) require that shareholder proposals made outside of Rule 14a-8 be submitted not later than February 15, 2025, and not earlier than January 16, 2025.

In addition to satisfying the deadlines in our Bylaws, any shareholder who intends to solicit proxies in support of director nominees other than our own must comply with the additional requirements of Rule 14a-19(b).  To the extent any information is required by Rule 14a-19(b) that is not required under our Bylaws, it must be received by March 17, 2025.

What are the deadlines for submitting director nominations for inclusion in the Company’s proxy materials?

Under the Bylaws, a shareholder (or a group of up to 20 shareholders) owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years may nominate and include in the Company’s proxy materials candidates for up to 20% of the Board (rounded down, but not less than two).  Nominations must comply with the requirements and conditions of the Bylaws, including the delivery of proper notice to the Secretary of the Company at the Company’s mailing address, 233 South Patterson Avenue, Springfield, Missouri 65802, not later than November 29, 2024, and not earlier than October 30, 2024.

74 | O’REILLY AUTOMOTIVE, INC.	2024 PROXY STATEMENT

GENERAL INFORMATION

ANNUAL REPORT

The Annual Report of the Company for the year ended December 31, 2023, containing, among other things, audited consolidated financial statements of the Company, accompanies this proxy statement.

OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting other than as set forth in this proxy statement.  If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form.  In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, fax, or personal interview and may request brokerage houses and custodians, nominees, and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

Shareholders are urged to mark, sign, date, and send in their proxies without delay or vote via telephone or Internet using the instructions on the proxy card.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A shareholder who wishes to communicate with the Company’s Board, specific individual Directors or the independent Directors as a group, may do so by directing a written request addressed to such Director(s) in care of the Corporate Secretary at 233 South Patterson Avenue, Springfield, Missouri, 65802 or via e-mail through its website at www.OReillyAuto.com.  Such communication will be directed to the intended Director, group of Directors, or the entire Board, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or Annual Report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies.  The Company will deliver promptly upon oral or written request a separate copy of the proxy statement or Annual Report, as applicable, to any shareholder at your address.  If you wish to receive a separate copy of the proxy statement or Annual Report, you may call the Secretary of the Company at (417) 874-7280, or send a written request to O’Reilly Automotive, Inc., 233 South Patterson Avenue, Springfield, Missouri 65802, Attention: Secretary.  Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or Annual Report may request delivery of a single copy, also by calling the Secretary of the Company at the number or writing to the Company at the address listed above.

ADDITIONAL INFORMATION

Additional information regarding the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed by the Company with the SEC.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (as filed with the SEC), including financial statements and financial statement schedules (excluding most exhibits), is available to shareholders without charge, upon written request to O’Reilly Automotive, Inc., 233 South Patterson Avenue, Springfield, Missouri 65802, Attention: Secretary.

2024 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 75

O’REILLY AUTOMOTIVE, INC.

You are cordially invited to attend the Annual Meeting of Shareholders of O’Reilly Automotive, Inc., to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/ORLY2024 on Thursday, May 16, 2024, at 9:00 a.m. Central Time.  You must enter the 16-digit control number found on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials to access the virtual meeting.  If you do not have a control number, you may access the meeting as a guest.

2023 HIGHLIGHTS

●	31st consecutive year of positive comparable store sales increases
●	Comparable store sales increase of 7.9%
●	10% increase in sales to $15.81 billion
●	Gross profit of 51.3% of sales
●	Net income increased to $2.35 billion
●	Diluted EPS increased 15% to $38.47
●	Total store count increased to 6,095 stores in 48 U.S. states and Puerto Rico and 62 stores in Mexico

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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PROXY

O’REILLY AUTOMOTIVE, INC.

Annual Meeting of Shareholders

Thursday, May 16, 2024

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints Greg Henslee, David O’Reilly, and Larry O’Reilly, and any of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote as the undersigned designates, all shares of Common Stock of O’Reilly Automotive, Inc., a Missouri corporation, held by the undersigned on March 7, 2024, at the Annual Meeting of Shareholders to be held on May 16, 2024, at 9:00 a.m. Central Time, or at any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3 AND “AGAINST” PROPOSAL 4, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side.

VOTE BY INTERNET

Before the Annual Meeting – Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, May 15, 2024.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

During the Annual Meeting – Go to www.virtualshareholdermeeting.com/ORLY2024

You may attend the meeting via the Internet and vote during the meeting.  Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, May 15, 2024.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return in the postage-paid envelope we have provided or return to O’Reilly Automotive, Inc. Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by O’Reilly Automotive, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

233 SOUTH PATTERSON AVENUE P.O. BOX 1156 SPRINGFIELD, MO 65801

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

O’REILLY AUTOMOTIVE, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2, and 3 and AGAINST Proposal 4 (as described in the accompanying Proxy Statement):

1	Election of Director Nominees:		For	Against	Abstain
	1a.	Greg Henslee	☐	☐	☐
	1b.	David O’Reilly	☐	☐	☐
	1c.	Larry O’Reilly	☐	☐	☐
	1d.	Gregory D. Johnson	☐	☐	☐
	1e.	Thomas T. Hendrickson	☐	☐	☐
	1f.	John R. Murphy	☐	☐	☐
	1g.	Dana M. Perlman	☐	☐	☐
	1h.	Maria A. Sastre	☐	☐	☐
	1i.	Andrea M. Weiss	☐	☐	☐
	1j.	Fred Whitfield	☐	☐	☐

2	Advisory vote to approve executive compensation.		☐	☐	☐

3	Ratification of appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2024.		☐	☐	☐

4	Shareholder proposal entitled “Independent Board Chairman.”		☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date